UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

VERIDIAN CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

VERIDIAN CORPORATION

1200 South Hayes Street, Suite 1100
Arlington, Virginia 22202

April 30, 2003

To Our Stockholders:

      We cordially invite you to attend the 2003 Annual Meeting of Stockholders of Veridian Corporation to be held on Wednesday, June 11, 2003, at 9:00 a.m., eastern daylight savings time, at The Ritz-Carlton, Pentagon City, 1250 South Hayes Street, Arlington, Virginia 22202. We have enclosed a Notice of Annual Meeting of Stockholders, proxy statement and form of proxy with this letter.

      We encourage you to read the Notice of Annual Meeting of Stockholders and proxy statement so that you may be informed about the business to come before the meeting. Your participation in our business is important, regardless of the number of shares you own. You may vote either by Internet or telephone using the instructions on the proxy card or by completing, signing, dating and returning your proxy card in the enclosed postage-prepaid envelope.

      We look forward to seeing you on June 11th.

Sincerely,

DAVID H. LANGSTAFF
President and Chief Executive Officer

VERIDIAN CORPORATION

1200 South Hayes Street, Suite 1100
Arlington, Virginia 22202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

      The 2003 Annual Meeting of Stockholders (the “Annual Meeting”) of Veridian Corporation (the “Company”) will be held at The Ritz-Carlton, Pentagon City, 1250 South Hayes Street, Arlington, Virginia 22202, on Wednesday, June 11, 2003, at 9:00 a.m., eastern daylight savings time, for the following purposes:

1. To elect one (1) person as a Class I director of the Company to serve for a term of one (1) year or until his or her successor shall have been duly elected and qualified, one (1) person as a Class II director of the Company to serve for a term of two (2) years or until his or her successor shall have been duly elected and qualified, and three (3) persons as Class III directors of the Company, each to serve for a term of three (3) years or until their respective successors shall have been duly elected and qualified;

2. To approve the amendment and restatement of the Company’s 2000 Stock Incentive Plan in order to, among other things, increase the number of shares authorized to be issued pursuant to the plan from 4,788,000 to 7,788,000;

3. To ratify and approve the appointment of KPMG LLP as independent public accountants to audit the Company’s financial statements for the fiscal year ending December 31, 2003; and

4. To transact any and all other business as may properly come before the meeting or any adjournments thereof.

      The Board of Directors has set April 17, 2003 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be open to examination by any stockholder for any purpose germane to the Annual Meeting between the hours of 9:00 a.m. and 5:00 p.m., eastern daylight savings time, at the offices of the Company at 1200 South Hayes Street, Suite 1100, Arlington, Virginia 22202 for ten days prior to the Annual Meeting. The list will also be available at the Annual Meeting and may be inspected by any stockholder who is present.

By Order of the Board of Directors,

JERALD S. HOWE, JR.
Senior Vice President, General Counsel & Secretary

Arlington, Virginia

April 30, 2003

YOUR VOTE IS IMPORTANT

      To assure your representation at the Annual Meeting, please vote your proxy either by following the Internet or telephone voting instructions on the enclosed proxy card or by completing, signing, dating and returning the enclosed proxy as promptly as possible in the accompanying postage-prepaid envelope, whether or not you plan to attend the Annual Meeting in person.

VERIDIAN CORPORATION

1200 South Hayes Street, Suite 1100
Arlington, Virginia 22202

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS

      The Board of Directors of Veridian Corporation (the “Board of Directors”) solicits the accompanying proxy to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, June 11, 2003, at 9:00 a.m., eastern daylight savings time, at The Ritz-Carlton, Pentagon City, 1250 South Hayes Street, Arlington, Virginia 22202, and at any adjournments of the Annual Meeting. In this proxy statement, unless the context requires otherwise, when we refer to “we,” “us,” “our” or “the Company,” we are describing Veridian Corporation.

      Our principal executive offices are located at 1200 South Hayes Street, Suite 1100, Arlington, Virginia 22202. The approximate date on which this proxy statement, the accompanying Notice of Annual Meeting of Stockholders and form of proxy were sent or given to our stockholders is April 30, 2003.

PURPOSES OF THE MEETING

      At the Annual Meeting, we will ask our stockholders to consider and act upon the following matters:

1. To elect one (1) person as a Class I director of the Company to serve for a term of one (1) year or until his or her successor shall have been duly elected and qualified, one (1) person as a Class II director of the Company to serve for a term of two (2) years or until his or her successor shall have been duly elected and qualified, and three (3) persons as Class III directors of the Company, each to serve for a term of three (3) years or until their respective successors shall have been duly elected and qualified;

2. To approve the amendment and restatement of the Company’s 2000 Stock Incentive Plan in order to, among other things, increase the number of shares authorized to be issued pursuant to the plan from 4,788,000 to 7,788,000;

3. To ratify and approve the appointment of KPMG LLP as independent public accountants to audit the Company’s financial statements for the fiscal year ending December 31, 2003; and

4. To transact any and all other business as may properly come before the meeting or any adjournments thereof.

QUORUM AND VOTING

      The Board of Directors has fixed the close of business on April 17, 2003 as the record date for purposes of determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Only stockholders of record as of the record date will be entitled to vote at the Annual Meeting and at any adjournments thereof. As of the record date, we had issued and outstanding 34,294,970 shares of common stock, par value $0.0001 per share. Each holder of common stock will be entitled to one vote per share on each matter that is called to vote at the Annual Meeting. Cumulative voting is not permitted under our Amended and Restated Bylaws.

      The holders of a majority of the outstanding shares of common stock entitled to vote must be present, either in person or by proxy, to constitute a quorum at the Annual Meeting. We will count abstentions and broker nonvotes (shares held by a broker or nominee that does not have the authority to vote on a matter) for the purpose of establishing a quorum.

      Our Amended and Restated Bylaws require a plurality of the votes cast by stockholders for the election of directors. Accordingly, if a quorum is present at the Annual Meeting, the nominee receiving the greatest number of votes will be elected to serve as a Class I director, the nominee receiving the greatest number of votes will be elected to serve as a Class II director, and the three (3) nominees receiving the greatest number of votes will be elected to serve as Class III directors. Neither abstentions nor broker nonvotes will affect the outcome of the election of directors, as they are considered neither votes for nor votes against the action.

      A majority of the votes cast with respect to the matter at the Annual Meeting will decide all other matters to be voted on at the Annual Meeting, including the proposals to approve the amendment and restatement of our 2000 Stock Incentive Plan and the ratification of KPMG LLP as independent public accountants. On these matters, abstentions and broker nonvotes will be treated as unvoted for purposes of determining approval of the proposal and will have neither the effect of a vote for nor a vote against the proposal.

      You may vote your proxy by Internet, telephone or mail, as explained below. Voting your proxy does not limit your right to vote in person should you decide to attend the Annual Meeting. The law of Delaware, under which the Company is incorporated, specifically permits electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the Inspector of Elections of the Annual Meeting can determine that such electronically transmitted proxy was authorized by the stockholder. If your shares are held in the name of a broker, bank or other holder of record, you will be provided voting instructions from the holder of record. If you vote by Internet or telephone, please do not mail the enclosed proxy card.

•	Internet. Access the Internet voting site at http://www.voteproxy.com. Follow the on-screen instructions and be sure to have the control number listed on your proxy card available when you access the Internet voting site. Please note that stockholders that vote by Internet must bear all costs associated with electronic access, including Internet access fees.

•	Telephone. Dial toll free 1-800-776-9437 from any touch-tone telephone. Follow the voice prompts and be sure to have your control number available when you call.

•	Mail. Simply mark, sign, date and return the proxy to American Stock Transfer & Trust Company. A postage-prepaid envelope has been provided for your convenience if you wish to vote your proxy by mail.

      If you vote by mail and the returned proxy card is completed, signed and dated, or if you vote by telephone or the Internet in accordance with the instructions on the enclosed proxy card, your shares will be voted at the Annual Meeting in accordance with your instructions. If you vote by mail and your proxy card is returned unsigned, then your vote cannot be counted. If you vote by mail and the returned proxy card is signed and dated, but you do not fill out the voting instructions on the proxy card, the shares represented by your proxy will be voted in accordance with the Board of Directors’ recommendations, as follows:

•	FOR the election of the nominees for the Class I director, Class II director and Class III directors;

•	FOR the approval of the amendment and restatement of the Company’s 2000 Stock Incentive Plan in order to, among other things, increase the number of shares to be issued pursuant to the plan from 4,788,000 to 7,788,000; and

•	FOR the ratification and approval of the appointment of KPMG LLP as independent public accountants for the fiscal year ending December 31, 2003.

In addition, if any other matters come before the Annual Meeting, Jerald S. Howe and Phyllis D. Seidler, the named proxies, have discretionary authority to vote on those matters in accordance with their best judgment. The Board of Directors is not currently aware of any other matters that may come before the Annual Meeting.

      Mr. Mark Monticelli, our Vice President and Controller, will serve as Inspector of Elections at the Annual Meeting and count the votes.

      The Company will announce preliminary voting results at the Annual Meeting. The final official results will be disclosed in the Company’s first quarterly report on Form 10-Q that is filed with the Securities and Exchange Commission after the Annual Meeting.

VOTING 401(k) PLAN SHARES

      Stockholders who are current or former employees of the Company participating in the Veridian Retirement Savings Plan (“VRSP”) and have shares of our common stock credited to their plan account as of the record date have the right to direct the plan trustee regarding how to vote those shares. The trustee for the VRSP is Vanguard Fiduciary Trust Company (the “Trustee”). The Trustee will vote the shares in each participant’s VRSP account in accordance with the participant’s instructions. If a participant does not send instructions in one of the manners discussed in “Quorum and Voting” above, or if the participant’s proxy card is not received by American Stock Transfer & Trust Company in a timely manner, the shares credited to the participant’s account will not be voted by the Trustee.

REVOCABILITY OF PROXIES

      You have the unconditional right to revoke your proxy at any time prior to its exercise by employing any of the following methods:

•	delivering a written notice of revocation to the Secretary of the Company at our principal executive offices;

•	submitting a later-dated proxy by Internet, by telephone or in writing to the Secretary of the Company at our principal executive offices; or

•	voting in person at the Annual Meeting.

The revocation of your proxy by notice or your later-dated proxy will be effective only if the Secretary of the Company receives the notice or later-dated proxy prior to the day of the Annual Meeting or if the Inspector of Elections receives the notice or later-dated proxy at the Annual Meeting. Your attendance at the Annual Meeting without further action will not automatically revoke your proxy.

SOLICITATION

      In addition to the solicitation of proxies by use of the mail, officers and employees of the Company may solicit the return of proxies by personal interview, telephone, e-mail or facsimile. We will not pay additional compensation to our officers and employees for their solicitation efforts, but we will reimburse them for any out-of-pocket expenses they incur in their solicitation efforts. We will request that brokerage houses and other custodians, nominees and fiduciaries forward solicitation materials to the beneficial owners of stock registered in their names. We will bear all costs of preparing, assembling, printing and mailing the Notice of Annual Meeting of Stockholders, this proxy statement, the enclosed form of proxy and any additional materials, as well as the cost of forwarding solicitation materials to the beneficial owners of stock and all other costs of solicitation.

HOUSEHOLDING OF PROXY MATERIALS

      Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. “Householding” means that only one copy of this proxy statement and/or the Company’s Annual Report may have been sent to multiple stockholders sharing a household. The Company will promptly deliver a separate copy of either document to any stockholder at a shared address to which a single copy of the documents was delivered upon written or oral request. All requests should be made to: Veridian Corporation, 1200 South Hayes Street, Suite 1100, Arlington, Virginia 22202, phone: (703) 575-3100, Attention: Investor Relations. Any stockholder wishing to receive separate copies of the Company’s Annual Report and proxy statement in the future, or any stockholder receiving multiple copies of the Company’s Annual Report and proxy statement wishing to receive a single copy for his or her household, should contact his or her bank, broker or other nominee record holder or the Company at the address and phone number listed above.

PROPOSAL 1 — ELECTION OF DIRECTORS

      The Board of Directors has nominated the persons named below for election as a Class I director, Class II director or Class III director, as indicated below. The nominee for Class I director is to serve until the 2004 Annual Meeting of Stockholders or until his or her successor has been duly elected and qualified or until his or her earlier death, resignation or removal. The nominee for election as Class I director who receives the most votes cast at the Annual Meeting will be elected as Class I director. The nominee for Class II director is to serve until the 2005 Annual Meeting of Stockholders or until his or her successor has been duly elected and qualified or until his or her earlier death, resignation or removal. The nominee for election as Class II director who receives the most votes cast at the Annual Meeting will be elected as Class II director. Each nominee for Class III director is to serve until the 2006 Annual Meeting of Stockholders or until his successor has been duly elected and qualified or until his earlier death, resignation or removal. The three nominees for election as Class III directors who receive the most votes cast at the Annual Meeting will be elected as Class III directors. All of the nominees listed below are current members of the Board of Directors.

      Our Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide for a classified board of directors consisting of three classes of directors, each serving staggered three-year terms. Directors of each class are chosen for three-year terms upon the expiration of their current terms and each year one class of directors will be elected by the stockholders. We believe that classification of the Board of Directors helps to assure the continuity and stability of our business strategies and policies as determined by the Board of Directors. As a result of changes in the composition of the Board of Directors in connection with our initial public offering, we are apportioning the nominees among the different classes as indicated so that the resulting classes will be, as required by our Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, as nearly equal in number as possible.

      The name of the nominees for election as Class I director, Class II director and Class III director, and certain additional information with respect to each of them, are set forth below. The nominees have consented to be named in this proxy statement and to serve as directors, if elected. There are no family relationships between any of our executive officers or directors or the nominees.

      If, at the time of or prior to the Annual Meeting, any of the nominees is unable or declines to serve, the persons named as proxies may use the discretionary authority provided in the proxy to vote for a substitute or substitutes designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

Nominee for Election as Class I Director

      Dr. Sally K. Ride, the nominee for Class I director, is currently a Class III director but is being reclassified as a Class I director. If elected, Dr. Ride will serve for only one year, and will be required to stand for re-election with the rest of the Class I directors at the 2004 Annual Meeting of Stockholders.

Name	Age	Director Since	Class

Dr. Sally K. Ride	51	1999	I

      Dr. Sally K. Ride. Dr. Ride has served as one of our directors since June 1999. She is a professor of physics at the University of California, San Diego and the President and Chief Executive Officer of Imaginary Lines, Inc., a company dedicated to supporting girls’ interests in math, science and technology. Dr. Ride was a NASA astronaut from 1978 until 1987. She was the first American woman in space, and flew on two Space Shuttle missions. She was the director of the California Space Institute from 1989 to 1996, and the President of Space.Com from 1999 to 2000. She is a trustee of Caltech.

Nominee for Election as Class II Director

      Charles J. Simons, the nominee for Class II director, is currently a Class III director but is being reclassified as a Class II director. If elected, Mr. Simons will serve for only two years, and will be required to stand for re-election with the rest of the Class II directors at the 2005 Annual Meeting of Stockholders.

Name	Age	Director Since	Class

Charles J. Simons	85	1997	II

      Charles J. Simons. Mr. Simons was appointed Vice Chairman in September 2002. Since 1997, Mr. Simons has served as one of our directors. From 1993 until 1997, Mr. Simons served as a director of Calspan SRL Corporation (“CSRL”), a predecessor to the Company. Mr. Simons is a director of Diasa, Viragen Corp., G.W. Plastics, Inc. (Vice Chairman) and Excalibour.

Nominees for Election as Class III Directors

Name	Age	Director Since	Class

Dr. Joseph P. Allen, IV	65	1997	III
Michael A. Bell	48	1999	III
Dr. Joel S. Birnbaum	65	1999	III

      Dr. Joseph P. Allen, IV. Dr. Joseph P. Allen, IV has served as a director and the Chairman of the Board since 1997. From 1995 until 1997, Dr. Allen served as Chairman of the Board of CSRL. From 1994 until 1995, Dr. Allen was President and Chief Executive Officer of CSRL. From 1967 until 1985, Dr. Allen served with NASA as an astronaut, flying once aboard Columbia for the first shuttle mission to deliver cargo to space and once aboard Discovery for the first space salvaging mission in history. Dr. Allen also served as a mission controller for three Apollo and Space Shuttle flights. Dr. Allen also served as the Assistant Administrator of NASA (Legislative Affairs) and as the Director of Astronaut Training. Dr. Allen is the Chairman of the Board of the Challenger Learning Centers.

      Michael A. Bell. Mr. Bell has served as one of our directors since 1999. Mr. Bell is a founder and Managing Director of Monitor Clipper Partners. Since joining the founding group of the predecessor to Monitor Company Group Limited Partnership in 1983, Mr. Bell has served as a consultant to buyout firms in the areas of due diligence, post-acquisition value addition and integration of acquired companies. Mr. Bell also serves as Senior Executive Vice President for the Retail Sector of John Hancock Financial Services, Inc. In addition, Mr. Bell is Chairman of the Board of the Brigham and Women’s Hospital and a trustee of the Partners Healthcare System in Boston, Massachusetts and sits on the board of several private companies.

      Dr. Joel S. Birnbaum. Dr. Birnbaum has served as one of our directors since June 1999. From 1991 until his retirement in February 1999, Dr. Birnbaum served as the Senior Vice President of research and development for Hewlett-Packard Company, where he was responsible for shaping the company’s overall technology strategy, and as a director of Hewlett-Packard Laboratories. Dr. Birnbaum is a director of Corporation for National Research Infrastructure, a non-profit corporation, and Monterey Bay Aquarium Research Institute, a non-profit corporation.

      The Board of Directors recommends that you vote “FOR” the election of the Class I nominee, the Class II nominee and each of the three Class III nominees. All proxies executed and returned will be voted “FOR” the Class I nominee, the Class II nominee and each of the three Class III nominees unless the proxy specifies otherwise.

Information Concerning Continuing Directors

      The following table sets forth certain information for those directors whose present terms will continue after the Annual Meeting. The terms of the Class I and Class II directors named below will expire at the 2004 and 2005 Annual Meetings of Stockholders, respectively.

Name	Age	Director Since	Class

David H. Langstaff	48	1997	I
Russell P. Fradin	47	2002	II
George R. Hornig	48	2002	II
James J. Kozlowski	47	1997	I
Lynn Amato Madonna	45	1997	II

      David H. Langstaff. Mr. Langstaff has served as our Chief Executive Officer and director since 1997. He was appointed President in July 1999. From 1997 until September 2002, Mr. Langstaff served as Vice Chairman of the Company. From 1995 until 1997, Mr. Langstaff served as Chief Executive Officer, President and director of CSRL. From 1993 until 1995, Mr. Langstaff was a director, Executive Vice President and Chief Financial Officer of CSRL. From 1984 to 1993, Mr. Langstaff served as a director, Senior and Executive Vice President, Chief Operating Officer and Chief Financial Officer of predecessor companies of the Company and CSRL.

      Russell P. Fradin. Mr. Fradin has served as one of our directors since May 2002. Since 1996, Mr. Fradin has served in various capacities with Automatic Data Processing, Inc., a provider of computerized business services, most recently as President of Employer Services, North America. Prior to joining ADP, Mr. Fradin was a senior partner of McKinsey & Company, Inc., a management consulting firm, heading the New Jersey office and leading the Industrial Practice in the Northeast. Mr. Fradin was associated with McKinsey & Company, Inc. for 18 years. Mr. Fradin holds a B.S. degree in Economics and Finance from the University of Pennsylvania, and an M.B.A. degree from Harvard Business School. He is a director of Exult, Inc.

      George R. Hornig. Mr. Hornig has served as one of our directors since July 2002. Since 1999, Mr. Hornig has been Managing Director and Chief Operating Officer of Credit Suisse First Boston Corporation’s Private Equity Division. From 1993 to 1999, Mr. Hornig was an Executive Vice President of Deutsche Bank Americas Holdings, Inc. (the U.S. arm of Deutsche Bank, a German banking concern) and affiliated predecessor entities. From 1991 to 1993, Mr. Hornig was the President and Chief Operating Officer of Dubin & Swieca Holdings, Inc., an investment management business. From 1988 to 1991, Mr. Hornig was a co-founder, Managing Director and Chief Operating Officer of Wasserstein Perella & Co., Inc., a mergers and acquisitions investment bank. From 1983 to 1988, Mr. Hornig was an investment banker in the Mergers and Acquisitions Group of The First Boston Corporation. Prior to 1983, Mr. Hornig was an attorney with Skadden, Arps, Slate, Meagher & Flom. Mr. Hornig holds an M.B.A and J.D. from Harvard University. Mr. Hornig is a director of Forrester Research, Inc., Unity Mutual Life Insurance Company and U.S. Timberlands Company, L.P.

      James J. Kozlowski. Mr. Kozlowski has served as one of our directors since 1997. From 1995 until 1997, Mr. Kozlowski served as a director of CSRL. Since 1992, Mr. Kozlowski has served as President and a director of TGF I Management Corp., which manages Texas Growth Fund — 1991 Trust, a director of TGF Management Corp., which manages Texas Growth Fund II-1998 Trust and the general partner of TGF II Management, L.P.

      Lynn Amato Madonna. Ms. Madonna has served as one of our directors since 1997. Prior to joining our board of directors, Ms. Madonna served as a director of CSRL in 1997. Since 1989, Ms. Madonna has served as the founder and President of Corporate Marketing Group, a marketing consultancy that specializes in corporate positioning, business development and strategic programs to create shareholder value for growth companies in the high technology and healthcare industries. She is also a director of Siegelgale, Inc., a brand strategy and internet consulting firm based in New York City.

Directors Compensation

      Each of our non-employee directors receives an annual retainer of $25,000 for attendance at up to six meetings per year, payable one-half in common stock and one-half in cash or common stock at the option of the director. Non-employee directors also receive $1,500, payable in cash, for each meeting he or she attends above six per year. Each non-employee director also receives $500, payable in cash, for each telephonic meeting. Non-employee directors who are members of one of the committees of the Board of Directors receive an annual payment of $1,000, payable in cash, for each committee meeting attended and $500, payable in cash, for each telephonic committee meeting. In 2002, each committee chairperson who was a non-employee director received an additional fee of $4,000 for his or her services. All directors are entitled to reimbursement for their expenses incurred in attending meetings. Employees of the Company are not paid any directors’ fees. During 2002, no member of the Board of Directors was paid any compensation for his or her service as a director of the Company other than the standard compensation arrangement for directors and reimbursement of expenses; however, see “Certain Relationships and Related Transactions” elsewhere in this proxy statement for a description of certain relationships between us and affiliates of certain non-employee directors.

      Non-employee directors are also entitled to receive non-qualified stock options under our 2000 Stock Incentive Plan. On June 5, 2002, we issued a non-qualified stock option grant of 1,330 shares of common stock to each of Messrs. Bell, Birnbaum, Kozlowski and Simons, Ms. Madonna and Dr. Ride. The exercise price of the grants was $16.00 (the initial offering price of our common stock) and the options were immediately exercisable. On June 5, 2002 and June 11, 2002, we issued a one-time non-qualified stock option grant of 6,650 shares of common stock to each of Messrs. Fradin and Hornig, respectively, in connection with their appointment to the Board of Directors. The exercise prices of the grants were $16.00 and $19.10, respectively, the latter of which was equal to the closing market price of our common stock on the New York Stock Exchange on the grant date. The options granted to Messrs. Fradin and Hornig vested 25% on the grant date, 25% in December 2002 and will vest 25% on each of the one year anniversaries thereafter.

      In connection with the payment of the non-employee directors’ annual fee payments for 2002, each non-employee director was required to receive one-half of their payment in common stock and permitted to receive the other half in cash or common stock, at the option of the director. Messrs. Bell, Birnbaum, Fradin, Hornig and Kozlowski, Ms. Madonna and Dr. Ride each elected to receive the other half of their annual fee payment in common stock. Accordingly, Messrs. Bell, Birnbaum and Kozlowski, Ms. Madonna and Dr. Ride each received a total of 1,255 shares of common stock in 2002, while Messrs. Fradin and Hornig received a total of 732 and 628 shares of common stock, respectively. Mr. Simons elected to receive the other half of his annual fee payment in cash. Accordingly, Mr. Simons received a total of 628 shares of common stock in 2002. The number of shares of common stock issued to each non-employee director was determined by dividing the dollar amount of the compensation by the fair market value of the common stock as determined by the Board of Directors.

      During 2003, non-employee directors will be compensated on the same basis as the arrangements described above, except as noted below. Beginning in 2003, the Company will pay the following annual fees to its committee members and chairpersons:

	Annual Fee for	Annual Fee for
Committee	Committee Chairperson	Committee Member

Audit and Finance	$15,000	$10,000
Compensation and Corporate Governance	$10,000	$5,000
Ethics and Self-Governance	$5,000	$3,000
Employee Development	$5,000	$3,000

      In addition, the Company will pay its Vice Chairman an annual fee of $10,000, so long as he or she is an independent director.

      If the amendment to our 2000 Stock Incentive Plan is approved by stockholders at the Annual Meeting, we will also issue shares of common stock to our non-employee directors pursuant to the 2000 Stock Incentive

Plan. During 2003, all current non-employee directors will be entitled to receive a non-qualified stock option grant of 1,000 shares of common stock for the year and any newly appointed or elected non-employee directors will be entitled to receive a one-time non-qualified stock option grant of 5,000 shares of common stock under our 2000 Stock Incentive Plan.

Board of Directors and Committees of the Board of Directors

      The Board of Directors met nine times during 2002. Each director attended at least 75 percent of the aggregate of the total number of meetings held by (i) the Board of Directors and (ii) any committees on which the director served, during the time he or she was a director or committee member.

      On March 19, 2003, the Board adopted the Veridian Principles of Corporate Governance, which govern the Board of Director’s structure, responsibilities and operations. A copy of the Veridian Corporation Principles of Corporate Governance is attached as Appendix A to this proxy statement.

      The Board of Directors has an Audit and Finance Committee, a Compensation and Corporate Governance Committee, an Ethics and Self-Governance Committee and an Employee Development Committee. The Compensation and Corporate Governance Committee performs nominating functions for the Company. The Board of Directors may on occasion establish other committees. Membership on all of the current committees, including the Audit and Finance Committee and the Compensation and Corporate Governance Committee, is limited to non-employee directors.

      Audit and Finance Committee. Messrs. Fradin, Kozlowski and Simons are the members of the Audit and Finance Committee. Mr. Simons is the chairperson of the Audit and Finance Committee. The Audit and Finance Committee met six times during 2002.

      The purpose of the Audit and Finance Committee is to monitor:

•	the integrity of the financial statements of the Company;

•	the Company’s compliance with legal and regulatory requirements;

•	the independent auditor’s qualifications and independence; and

•	the performance of the Company’s internal audit function and the independent auditor.

      The Audit and Finance Committee is also directly responsible for the retention, termination, compensation and oversight of the work of the Company’s independent auditor, KPMG LLP, and the preparation of the Audit and Finance Committee Report contained elsewhere in this proxy statement.

      In accordance with the rules of the New York Stock Exchange, the Board of Directors has reviewed the qualifications of the members of the Audit and Finance Committee and has determined that all current members of the Audit and Finance Committee have no relationship to the Company that may interfere with the exercise of their independence from management and the Company.

      On March 19, 2003, the Board of Directors adopted an updated Audit and Finance Committee Charter, a copy of which is attached as Appendix B to this proxy statement.

      Compensation and Corporate Governance Committee. Messrs. Bell, Hornig, Kozlowski and Simons and Ms. Madonna are the members of the Compensation and Corporate Governance Committee. Mr. Kozlowski is the chairperson of the Compensation and Corporate Governance Committee. The Compensation and Corporate Governance Committee met five times during 2002.

      The purpose of the Compensation and Corporate Governance Committee is to:

•	discharge the Board of Directors’ responsibilities relating to compensation of the Company’s executives;

•	review and make recommendations to the Board of Directors concerning executive officer appointments and performance;

•	monitor the Company’s equity-based compensation plans and programs and make appropriate recommendations to the Board of Directors;

•	identify individuals qualified to become members of the Board of Directors, and to select, or to recommend that the Board of Directors select, the director nominees for the next annual meeting of stockholders;

•	review and recommend to the Board of Directors the compensation of the independent directors of the Company; and

•	develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company.

The Compensation and Corporate Governance Committee is also responsible for preparing and approving the Compensation and Corporate Governance Committee Report on 2002 Executive Compensation included elsewhere in this proxy statement.

      On March 19, 2003, the Board of Directors adopted an updated Compensation and Corporate Governance Committee Charter, a copy of which is attached as Appendix C to this proxy statement.

      The Compensation and Corporate Governance Committee considers nominees for director who are recommended by stockholders in accordance with the Company’s Amended and Restated Bylaws. Stockholders desiring to make such recommendations should submit a written notice of the recommendation to the Secretary of the Company at 1200 South Hayes Street, Suite 1100, Arlington, Virginia 22202. In order for any nomination notice to be considered timely for next year’s annual meeting of stockholders, the written notice must be received by the Secretary of the Company not less than 90 days nor more than 120 days in advance of the first anniversary of the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting of stockholders. In order for the written notice to be timely for the 2004 Annual Meeting of Stockholders, it must be received by the Secretary of the Company no earlier than January 1, 2004 and no later than January 31, 2004, unless the Company notifies the stockholders otherwise. In addition, the written notice must meet all other requirements contained in the Company’s Amended and Restated Bylaws and include any other information required pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

      Stockholders may contact Investor Relations at the Company’s principal executive offices for a copy of the relevant Amended and Restated Bylaw provisions regarding the requirements for nominating director candidates.

      Ethics and Self-Governance Committee. Mr. Kozlowski and Dr. Ride are the members of the Ethics and Self-Governance Committee. Dr. Ride is the chairperson of the Ethics and Self-Governance Committee. The Ethics and Self-Governance Committee met one time during 2002.

      The purpose of the Ethics and Self-Governance Committee is to:

•	review matters relating to self-governance and compliance;

•	monitor training in and compliance with our Code of Ethics and Standards of Business Conduct;

•	review and resolve matters presented to it for resolution by senior management; and

•	review and monitor the adequacy of our policies and procedures, as well as the organizational structure for ensuring general compliance with laws and regulations.

      The Ethics and Self-Governance Committee also monitors and stimulates debate on a wide range of ethical issues to ensure that the Board of Directors is responsive to emerging expectations and challenges.

      Employee Development Committee. Dr. Birnbaum, Mr. Fradin and Dr. Ride are the members of the Employee Development Committee. Dr. Birnbaum is the chairperson of the Employee Development Committee. The Employee Development Committee met one time during 2002.

      The purpose of the Employee Development Committee is to:

•	advise the Company on the development of premier employee recruiting and retention programs;

•	monitor matters relating to our “employer-of-choice” status; and

•	hold management accountable to the standards necessary to win the competition for the best people.

      The Employee Development Committee reviews corporate employee development initiatives and stays informed on their results and assures the alignment of employee development with corporate business goals and objectives. The Employee Development Committee also reviews the nominations and recommendations of management in connection with the granting of annual leadership awards.

Audit and Finance Committee Report

      The Audit and Finance Committee of the Board of Directors includes three directors, each of whom is independent, as defined by the standards of the New York Stock Exchange, and financially literate, as determined by the Board of Directors in its business judgment. The Audit and Finance Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix B. The composition of the Audit and Finance Committee, the attributes of its members and the responsibilities of the Audit and Finance Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit and Finance Committee reviews and assesses the adequacy of its charter on an annual basis.

      As set forth in the updated Audit and Finance Committee Charter, which was adopted by the Board of Directors on March 19, 2003, the Audit and Finance Committee assists the Board of Directors in overseeing matters relating to the performance of the Company’s internal audit function and independent auditor, the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the assessment of alternative accounting policies allowed under generally accepted accounting principles, and the effect thereof, and the independent auditor’s qualifications and independence. The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements, and for the procedures designed to ensure compliance with accounting standards and applicable laws and regulations. KPMG LLP, the Company’s independent auditor, is responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States. The Audit and Finance Committee is not responsible for providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditor’s work.

      The Audit and Finance Committee met six times during the year ended December 31, 2002. In performing its oversight function, the Audit and Finance Committee reviewed and discussed with management and the independent auditor the interim financial statements included in the quarterly reports on Form 10-Q for the quarters ended June 30, 2002 and September 30, 2002 prior to their being filed with the Securities and Exchange Commission. The Audit and Finance Committee discussed and reviewed with the independent auditor all communications required by generally accepted auditing standards, including those described in Statement of Auditing Standards No. 61, as amended, “Communication with Audit Committees.” The Audit and Finance Committee also received the written disclosure statement from the independent auditor describing all relationships between the independent auditor and the Company that might bear on the auditor’s independence as required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Audit and Finance Committee also discussed with the auditor any relationships that may impact their objectivity and independence and satisfied itself as to the auditor’s independence.

      With and without management present, the Audit and Finance Committee discussed and reviewed the results of the independent auditors’ examination of the Company’s financial statements as of and for the year ended December 31, 2002. The discussion included matters related to the conduct of the audit, such as the selection of and changes in significant accounting policies, the methods used to account for significant or unusual transactions, the effect of significant accounting policies in controversial or emerging areas, the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates, the basis for management’s accounting estimates and the disclosures in the financial statements.

      The Audit and Finance Committee reviewed the Company’s audited financial statements as of and for the year ended December 31, 2002, and discussed them with management and the independent auditor. Based on the review and discussions above, the Audit and Finance Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

      This report of the Audit and Finance Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this report by reference, and shall not otherwise be deemed filed under such acts.

The Audit and Finance Committee

Charles J. Simons, Chairman
Russell P. Fradin
James J. Kozlowski

Compensation and Corporate Governance Committee Report on 2002 Executive Compensation

      During 2002, the Compensation and Corporate Governance Committee (the “Compensation Committee”) consisted of the following non-employee members of the Company’s Board of Directors: James J. Kozlowski (Chairman), Michael A. Bell, George R. Hornig, Lynn Amato Madonna, and Charles J. Simons. One of the Compensation Committee’s roles is to discharge the compensation responsibilities of the Board of Directors. In that connection, the Compensation Committee reviews general compensation issues and determines the compensation of all officers and other key employees of the Company and its subsidiaries. The Compensation Committee also recommends and administers those employee benefit plans that provide benefits to the executive officers.

      The Compensation Committee’s overall policy regarding compensation of the Company’s executive officers is to provide salary levels and compensation incentives that will (i) attract, motivate and retain talented and productive executives, (ii) recognize individual performance and the performance of the Company relative to the performance of other companies of comparable size, complexity and quality and (iii) support both the short-term and the long-term goals of the Company. The Compensation Committee believes this approach ensures an appropriate link between the compensation of the Company’s executives and the accomplishment of the Company’s goals and stockholders’ objectives.

      In order to develop a competitive compensation program for officers and key employees, the Company has obtained compensation review data prepared by independent compensation consultants. For comparison purposes, the Compensation Committee defines the marketplace by comparing the Company to a group of several hundred public companies, including a subset of them in the defense and aerospace industry. A select group of other companies, chosen for close comparability to the Company in terms of size, industry and performance, was used as a secondary source of comparison.

      The Company’s executive compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. The Committee’s goal is to set base salaries near the middle of the range of competitive market rates of comparable companies, while setting short-term and long-term incentive gain opportunity, linked to Company financial performance, at the higher end of the range of competitive market rates. The Compensation Committee believes that focusing executive compensation on variable incentive pay will allow the Company to meet its performance goals and enhance stockholder value.

      Base Salary. The Compensation Committee periodically reviews base salaries for all executive officers. Generally, base salaries are determined according to the individual executive’s experience level, job responsibilities and performance. As indicated above, the Compensation Committee sets a target range for base salaries within the range of the competitive market based upon information compiled by its compensation consultants and outside studies.

      Short-Term Incentive Compensation. The Company maintains a profit sharing component of the Veridian Retirement Savings Plan designed to benefit all executive officers and qualified employees and a Management Incentive Compensation Plan providing for annual bonuses to executive officers and key employees based on the Company’s annual financial performance. The Company must meet certain threshold financial performance levels before awards are made under either plan. In 2002, those threshold levels were met. For 2003, the Compensation Committee is emphasizing longer-term performance metrics and stronger retention incentives.

      Long-Term Incentive Compensation. The Company maintains the Veridian Corporation 2000 Stock Incentive Plan (the “2000 Plan”) under which the Compensation Committee may grant non-qualified stock options and other stock awards to executive officers and other key employees. The terms and amounts of the awards are determined by the Compensation Committee in accordance with the 2000 Plan. During 2002, awards under the 2000 Plan consisted of non-qualified stock options to acquire an aggregate of 1,439,517 shares of common stock. The Compensation Committee determines the number of options to be granted to an individual executive based upon a variety of factors, including the individual’s job responsibilities and his present and potential contributions to the Company’s success. No other stock awards were granted in 2002 under the 2000 Plan. The increase in the number of shares available for issuance under the 2000 Plan, as contemplated by the proposed amendment and restatement of the 2000 Plan discussed elsewhere in this proxy statement, is intended to provide sufficient additional resources for the Compensation Committee to continue offering these long-term incentives, particularly in light of a likely increase in the number of eligible employees as a result of growth of the Company.

      Chief Executive Officer Compensation. The Compensation Committee directs particularly close attention to setting the compensation of our Chief Executive Officer, David H. Langstaff. Mr. Langstaff’s base salary and short-term incentive bonus compensation targets are set based on the market survey results for chief executive officers of comparable companies, with an emphasis on companies of close comparability in size, industry, and performance. Mr. Langstaff’s salary was increased by approximately 12% from 2001 to 2003. Mr. Langstaff’s long-term compensation, including his two stock option awards in 2002, was determined based on consideration of comparable companies and of the Company’s performance, taking into account the Company’s transition in 2002 from a privately held company to a publicly held company. In evaluating and measuring the Company’s performance for purposes of setting the Chief Executive Officer’s compensation, the Compensation Committee focuses on the creation of sustainable growth in long-term stockholder value — especially by way of revenue growth and earnings growth. Mr. Langstaff’s short-term incentive compensation bonus for 2002, which increased substantially over 2001, reflects the fact that all operating and financial metrics were met in 2002.

      In setting Mr. Langstaff’s overall compensation for 2002, including his short-term incentive compensation bonus, the Compensation Committee also evaluated his leadership and stewardship of the Company through its initial public offering in June 2002 and its initial months as a public company, and has judged his performance in that respect to be superior. The Compensation Committee also recognized Mr. Langstaff’s role in the Company’s acquisition in September 2002 of Signal Corporation, a strategic addition to the Company’s capabilities and customer base, with approximately $265 million in revenues in 2002. Further, the Compensation Committee took into consideration the Company’s major contract wins under Mr. Langstaff’s leadership in 2002, contributing to an increase in total backlog from $1.3 billion at year-end 2001 to $2.6 billion at year-end 2002, including:

•	$154.4 million contract with the U.S. Navy for technical support for development of its aircraft weapons systems division at China Lake;

•	$166.9 million contract with the U.S. Navy for engineering services for its surface fleet;

•	$123 million contract with the U.S. Navy to support the E-2C Hawkeye and C-2A Greyhound aircraft;

•	$39.8 million contract with the U.S. Patent and Trademark Office for IT systems engineering services; and

•	$25 million contract with the Department of Defense to make significant improvements in the ability to detect asymmetric threats to national security.

      Based on its assessment, the Compensation Committee determined and the Board of Directors approved the incentive compensation bonus for Mr. Langstaff described in the Summary Compensation Table.

      Tax Treatment. The Compensation Committee considers the anticipated tax treatment of the Company’s executive compensation program. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally limits the annual corporate tax deduction for compensation paid to executive officers to $1 million, unless certain conditions are met. The Company’s policy is to qualify all executive compensation for deduction under applicable tax laws to the maximum extent possible. As 2002 compensation subject to the $1 million threshold of Section 162(m) for the Chief Executive Officer and the four other most highly compensated officers of the Company was below such threshold, the Compensation Committee believes the requirements of Section 162(m) will not affect the tax deductions available to the Company in connection with its executive compensation for the 2002 fiscal year.

      This report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

The Compensation and Corporate Governance Committee

James J. Kozlowski, Chairman
Michael A. Bell
George R. Hornig
Lynn Amato Madonna
Charles J. Simons

Compensation of Executive Officers

      The following table sets forth the cash and non-cash compensation earned by, awarded to and paid to our “named executive officers,” who include our Chief Executive Officer, Chairman of the Board and the other four most highly compensated executive officers during 2002 whose total annual salary and annual bonus exceeded $100,000.

Summary Compensation Table

					Long-Term
		Annual Compensation(1)			Compensation

				Other Annual	Securities	All Other
				Compensation	Underlying	Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	($)(2)	Options (#)	($)(3)

David H. Langstaff	2002	450,008	433,281	—	151,000	12,000
President, Chief Executive	2001	443,413	187,427	—	—	10,200
Officer and Director

Dr. Joseph P. Allen, IV	2002	203,749	66,500	—	6,650	12,000
Chairman of the Board	2001	191,154	42,488	—	—	10,301

James P. Allen	2002	274,198	214,500	—	141,500	12,000
Senior Vice President and	2001	228,957	65,859	—	—	10,200
Chief Financial Officer

Dr. Robert M. Farrell	2002	256,026	175,886	—	83,200	12,000
Senior Vice President	2001	235,096	65,000	—	—	18,048

Jerald S. Howe, Jr.	2002	274,564	211,100	—	141,500	12,000
Senior Vice President,	2001	242,125	72,163	—	—	6,988
General Counsel and Secretary

Ronald C. Jones	2002	269,687	130,360	—	83,200	12,000
Senior Vice President,	2001	255,031	69,313	—	—	10,200
Corporate and Business Development

(1)	All compensation is reported in the year earned by the employee, even if part or all of such compensation is not paid to the employee until the next fiscal year (i.e. employee bonuses).

(2)	No named executive officer received perquisites or other personal benefits, securities or property in an amount in excess of the lesser of either $50,000 or 10% of the total of such individual’s total salary and bonus.

(3)	Amounts listed consist solely of contributions funded by us to the Veridian Retirement Savings Plan on behalf of each named executive officer.

      The following table sets forth information about stock option grants made during 2002 to each of the named executive officers.

Option/SAR Grants in Last Fiscal Year

Potential Realizable
	Individual Grants				Value at Assumed
Annual Rates
	Number of	Percent of Total			of Stock Price
	Securities	Options/SARs	Exercise		Appreciation for
	Underlying	Granted to	or Base		Option Term
	Options/SARs	Employees in	Price	Expiration
Name	Granted (#)(1)	2002	($/Sh)	Date	5% ($)	10% ($)

David H. Langstaff	26,000 125,000	1.9 8.8	16.00 19.92	02/12/12 12/27/12	267,658 1,565,948	678,297 3,968,419
Dr. Joseph P. Allen, IV	6,650	0.5	16.00	02/12/12	66,914	169,574
James P. Allen	66,500 75,000	4.7 5.3	16.00 19.92	02/12/12 12/27/12	669,144 939,569	1,695,742 2,381,051
Dr. Robert M. Farrell	53,200 30,000	3.8 2.1	16.00 19.92	02/12/12 12/27/12	535,315 375,827	1,356,594 952,420
Jerald S. Howe, Jr.	66,500 75,000	4.7 5.3	16.00 19.92	02/12/12 12/27/12	669,144 939,569	1,695,742 2,381,051
Ronald C. Jones	53,200 30,000	3.8 2.1	16.00 19.92	02/12/12 12/27/12	535,315 375,827	1,356,594 952,420

(1)	These options vest over a period of four years, as follows: 10% vest after one year; an additional 20% vest after the second year; an additional 30% percent vest after the third year; and the final 40% vest after the fourth year. The terms of the options provide that they are subject to acceleration in the event of a change in control of the Company, with 80% of the then remaining unvested options becoming immediately fully vested and the remaining 20% becoming fully vested under certain circumstances.

      The following table sets forth, for each named executive officer, information concerning the exercise of stock options during 2002 and the number and value of unexercised stock options held as of December 31, 2002.

Aggregated Option/SAR Exercises in Last Fiscal Year

and Fiscal Year-End Option/SAR Values

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money
	Shares		Options/SARs at		Options/SARs at
	Acquired	Value	December 31, 2002 (#)		December 31, 2002 ($)(2)
	on Exercise	Realized
Name	(#)	($)(1)	Exercisable	Unexercisable(1)	Exercisable	Unexercisable

David H. Langstaff	—	—	355,525	200,944	1,865,498	487,314
Dr. Joseph P. Allen, IV	—	—	35,121	6,650	649,908	35,511
James P. Allen	—	—	32,180	146,738	109,412	479,419
Dr. Robert M. Farrell	—	—	17,157	85,993	58,337	336,181
Jerald S. Howe, Jr.	—	—	28,595	146,155	116,668	480,602
Ronald C. Jones	2,272	48,803	93,625	83,200	1,792,683	326,688

(1)	Based on the difference between the exercise price and the fair market value per share of common stock on the date of exercise.

(2)	Upon the consummation of our initial public offering on June 10, 2002, (i) all unvested options under our 1998 Stock Incentive Plan became immediately exercisable and (ii) 80% of the unvested options held by employees under our 2000 Stock Incentive Plan that were granted prior to December 31, 2001 became immediately exercisable with the remainder becoming exercisable upon the earlier of one year from the consummation of our initial public offering or the termination of employment by us other than for cause.

(3)	Based on the difference between $21.34 (the closing price of our common stock on the New York Stock Exchange on December 31, 2002), and the option exercise price.

Performance Graph

      The Securities and Exchange Commission requires that the Company include in its proxy statement a line graph comparing cumulative, five-year total shareholder return, or such shorter period that a class of securities have been registered under Section 12 of the Securities Exchange Act of 1934, as amended, with a broad equity market index and either an industry index or custom group of peers selected by the Company. The Company has selected the NYSE Composite Index as its broad equity market index. The peer group selected by the Company includes the following companies: Anteon International Corporation; ManTech International Corporation; PEC Solutions, Inc.; The Titan Corporation; SRA International, Inc.; and CACI International, Inc.

      The index of peer group companies is weighted according to the respective market capitalization of its component companies as of June 5, 2002. The graph covers the period from June 5, 2002, the Company’s first day of trading on the New York Stock Exchange, to December 31, 2002. The graph assumes that the value of the investment in our common stock, the NYSE Composite Index and the Company-selected peer group was $100 at June 5, 2002, and the reinvestment of all dividends.

Comparison of Five-Year Cumulative Total Return*

Veridian Corporation, NYSE Composite Index and Peer Group

*	Assumes $100 Invested on June 5, 2002 and Reinvestment of Dividends.

	June 5, 2002	December 31, 2002

Veridian Corporation	$100.00	$117.57
NYSE Composite Index	$100.00	$82.85
Peer Group	$100.00	$89.10

      Our stock performance may not continue into the future with the same or similar trends depicted in the performance graph above. We do not and will not make or endorse any predictions as to future stock performance.

      The performance graph above shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

Employment Agreements

      We entered into employment agreements with each of Messrs. Langstaff, James P. Allen, Howe, Jones and Farrell effective as of January 1, 2001. Each of these agreements was for a six-month initial term. Upon the expiration of the initial term, the agreements were automatically renewed for a term of six months. On each semi-annual anniversary thereafter, the agreements will be automatically renewed for an additional term of six months, unless at least sixty days prior to the automatic renewal date, either party gives written notice of the intent not to renew. Each of the employees has the right to participate in all employee benefit plans offered to other senior executives.

      We may terminate the employment agreements at any time for cause (as defined in the employment agreements), death or disability before the expiration of the terms of the agreements. The employees may voluntarily terminate their employment for good reason upon thirty days prior written notice. We may also terminate any of the employees without cause upon thirty days prior written notice. Upon termination by an employee for good reason (as defined in the employment agreements, which definition includes a change of control of the Company, as further defined in the employment agreements), each executive is entitled to receive: (i) all salary and other compensation and vested benefits accrued but unpaid as of the date of termination; (ii) outplacement services for a period of one year or until the employee obtains a comparable position, whichever occurs first; and (iii) full vesting of all outstanding unvested options to acquire our common stock held by the employees. During the term of their employment and for a period of six months after the employee’s voluntary termination or termination for cause, the employee will be subject to the employment agreement’s non-competition, non-solicitation and confidentiality requirements.

      Mr. Langstaff’s base salary for 2003 is $500,000, and is subject to annual review. If Mr. Langstaff terminates his employment for good reason (as defined in the employment agreement), then Mr. Langstaff is entitled to receive in addition to the items listed above: (i) an allocable portion of any incentive compensation that we, in our reasonable business discretion, determine would have been earned through the end of the year in which Mr. Langstaff is terminated, plus one full year, determined pro rata based on his target bonus; (ii) a lump-sum severance payment in an amount equal to three times Mr. Langstaff’s annual salary then in effect; and (iii) continuation of medical benefits, or a cash equivalent, for a three year period or until Mr. Langstaff obtains new employment, whichever period is shorter. In the event that the total payments due to Mr. Langstaff following termination of his employment, whether under the employment agreement or any other agreement with us, become or are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, or any other similar tax, we will pay Mr. Langstaff an additional amount in cash so that the net amount retained by Mr. Langstaff after deduction of any excise tax will equal the total payments he is entitled to receive under the employment agreement. If Mr. Langstaff is terminated without cause, in addition to his right to receive accrued salary and any severance payments in accordance with our corporate policy, we may be required to repurchase all of our common stock and other direct and indirect ownership interests held by Mr. Langstaff at the fair market value in effect on the date of termination; provided, however, that if we are restricted by applicable law or any agreement to which we are a party from repurchasing all or any part of Mr. Langstaff’s ownership interests, then our obligation to repurchase Mr. Langstaff’s interests will be deferred until the restrictions are no longer in effect.

      Mr. James P. Allen’s base salary for 2003 is $275,000, and is subject to annual review. If Mr. Allen terminates his employment for good reason (as defined in the employment agreement), then Mr. Allen is entitled to receive in addition to the items listed above: (i) an allocable portion of any incentive compensation that we, in our reasonable business discretion, determine would have been earned through the end of the year in which Mr. Allen is terminated, plus two-thirds of one full year, determined pro rata based on his target bonus; (ii) a lump-sum severance payment in an amount equal to two times Mr. Allen’s salary then in effect, but not less than $600,000; and (iii) continuation of medical benefits, or a cash equivalent, for a two-year period or until Mr. Allen obtains new employment, whichever period is shorter.

      Mr. Howe’s base salary for 2003 is $275,000, and is subject to annual review. If Mr. Howe terminates his employment for good reason (as defined in the employment agreement), then Mr. Howe is entitled to receive in addition to the items listed above: (i) an allocable portion of any incentive compensation that we, in our reasonable business discretion, determine would have been earned through the end of the year in which Mr. Howe is terminated, plus two-thirds of one full year, determined pro rata based on his target bonus; (ii) a lump-sum severance payment in an amount equal to two times Mr. Howe’s current annual salary then in effect, but not less than $600,000; and (iii) continuation of medical benefits, or a cash equivalent, for a two-year period or until Mr. Howe obtains new employment, whichever period is shorter. In addition, Mr. Howe may unilaterally terminate his employment with similar consequences as described above if, within the time period beginning one year after and ending two years after an event that results in a change of control of the Company, the new controlling entity does not offer Mr. Howe a position as the most senior legal officer of that entity.

      Mr. Jones’ base salary for 2003 is $260,000, and is subject to annual review. If Mr. Jones terminates his employment for good reason (as defined in the employment agreement), then Mr. Jones is entitled to receive in addition to the items listed above: (i) an allocable portion of any incentive compensation that we, in our reasonable business discretion, determine would have been earned through the end of the year in which Mr. Jones is terminated, plus two-thirds of one full year, determined pro-rata based on his target bonus; (ii) a lump-sum severance payment in an amount equal to two times Mr. Jones’ current annual salary then in effect; and (iii) continuation of medical benefits, or a cash equivalent, for a two-year period or until Mr. Jones obtains new employment, whichever period is shorter.

      Mr. Farrell’s base salary for 2003 is $260,000, and is subject to annual review. If Mr. Farrell terminates his employment for good reason (as defined in the employment agreement), then Mr. Farrell is entitled to receive in addition to the items listed above: (i) an allocable portion of any incentive compensation that we, in our reasonable business discretion, determine would have been earned through the end of the year in which Mr. Farrell is terminated, plus one-third of one full year, determined pro rata based on his target bonus; (ii) a lump-sum severance payment in an amount equal to Mr. Farrell’s current annual salary then in effect; and (iii) continuation of medical benefits, or a cash equivalent, for a one year period or until Mr. Farrell obtains new employment, whichever period is shorter.

Compensation Committee Interlocks and Insider Participation

      Messrs. Bell, Hornig, Kozlowski and Simons and Ms. Madonna served during 2002 as members of the Compensation and Corporate Governance Committee. None of Messrs. Bell, Hornig, Kozlowski or Simons or Ms. Madonna was at any time during 2002, or at any other time, an officer or employee of the Company or any of its subsidiaries. Further, none of our executive officers served as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of another entity that has one or more of its executive officers serving as a member of the Board of Directors or Compensation and Corporate Governance Committee at any time during 2002. Please read “Certain Relationships and Related Transactions” elsewhere in this proxy statement for a description of certain relationships and transactions between us and affiliates of Mr. Bell and Mr. Hornig.

PROPOSAL 2 — AMENDMENT AND RESTATEMENT OF THE

VERIDIAN CORPORATION 2000 STOCK INCENTIVE PLAN

      Stockholders are being asked to approve the Company’s 2003 Stock Incentive Plan (the “2003 Plan”), which amends and restates the 2000 Stock Incentive Plan currently in effect (the “2000 Plan”). The Board of Directors approved the 2003 Plan, subject to stockholder approval, on March 19, 2003. The 2003 Plan modifies the 2000 Plan in three respects, as described below. If approved by the stockholders, the 2003 Plan will be in effect for a period of ten years from the date of such approval.

•	Increase in aggregate number of shares. The 2003 Plan increases the number of shares of common stock available for award grants by an additional 3,000,000 shares to 7,788,000 shares.

•	Addition of Board Members as Eligible Participants. Members of the Board of Directors are added as eligible participants for all purposes under the 2003 Plan. Under the 2000 Plan, Board members are only entitled to receive option awards. Under the 2003 Plan, Board members will be eligible to receive direct share grants and participate in other stock incentive awards.

•	Deletion of Pre-IPO Provisions. The 2000 Plan contained a number of provisions applicable prior to the time the Company consummated its initial public offering. Those provisions have been deleted in the 2003 Plan.

      The Company has not approved any awards under the 2003 Plan that are contingent on stockholder approval of this proposal. As of April 15, 2003, 3,206,142 shares of common stock were subject to awards outstanding under the 2000 Plan and an additional 546,064 shares of common stock were available for future grants. As of April 15, 2003, the outstanding options had a weighted average exercise price of $17.24 and a weighted average remaining term of 7.07 years. The closing market price of the Company’s common stock underlying the options and other awards issued pursuant to the 2000 Plan on April 15, 2003 was $19.75.

      The Board of Directors believes that the number of shares available for award under the 2000 Plan is not sufficient to adequately provide for future equity-based incentives, particularly given (a) the increase in the number of employees eligible under the 2000 Plan as a result of the Company’s acquisition of SIGNAL Corporation in September 2002, and (b) the potential for future increase in the number of eligible employees as a result of growth of the Company, whether organically or through additional acquisitions. The Board of Directors believes that the additional shares requested to be authorized under the 2003 Plan will give the Company increased resources to fulfill the purposes of the 2003 Plan, which are to (i) promote our interests and the interests of our stockholders by encouraging the participants to acquire or increase their equity interest in us, thereby giving them an added incentive to work toward our continued growth and success and (ii) enable us to compete for the services of the individuals needed for our continued growth and success.

      Under the 2000 Plan, members of the Board of Directors were only entitled to be granted non-qualified options to acquire common stock. The Company currently compensates the members of the Board of Directors with a combination of cash, options and directly issued shares of common stock. The addition of our Board members as eligible participants under the 2003 Plan will permit us to use shares authorized under the 2003 Plan to pay the stock portion of such compensation.

      The provisions of the 2000 Plan that had effect prior to the Company’s initial public offering, or that were triggered upon such offering, have been eliminated in the 2003 Plan as they are no longer applicable.

Summary Description of the 2003 Plan

      The principal terms of the 2003 Plan are summarized below. The following summary is qualified in its entirety by the full text of the 2003 Plan, which is attached as Appendix D to this proxy statement.

      Purposes. The purposes of the 2003 Plan are to (1) promote our interests and the interests of our stockholders by encouraging the participants to acquire or increase their equity interest in us, thereby giving them an added incentive to work toward our continued growth and success and (2) enable us to compete for the services of the individuals needed for our continued growth and success.

      Administration. The 2003 Plan will be administered by the Compensation and Corporate Governance Committee. Subject to the provisions of the 2003 Plan, the Compensation and Corporate Governance Committee will (i) interpret the 2003 Plan and all awards under the 2003 Plan, (ii) make rules as it deems necessary for the proper administration of the 2003 Plan, (iii) make all other determinations necessary or advisable for the administration of the 2003 Plan and (iv) correct any defect or supplies any omission or reconciles any inconsistency in the 2003 Plan or in any award under the 2003 Plan in the manner and to the extent that it deems desirable to effectuate the 2003 Plan. Any action taken or determination made by the Compensation and Corporate Governance Committee pursuant to the 2003 Plan will be binding on all parties. A decision made by a majority of the Compensation and Corporate Governance Committee members will be considered a decision made by the committee as a whole. The 2003 Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

      Termination. Except with respect to awards then outstanding, if not sooner terminated by the Board of Directors, the 2003 Plan will terminate upon, and no further awards shall be made, after the tenth anniversary of the date the 2003 Plan is approved by the stockholders. The Board of Directors may amend, suspend or terminate the 2003 Plan; provided, however, that no amendment, suspension or termination of the 2003 Plan may, without the consent of the holder of an award, terminate such award or adversely affect such person’s rights in any material respect.

      Eligibility. The Compensation and Corporate Governance Committee has the authority to grant awards to our employees, officers, directors and consultants as well as to employees, officers and consultants of our subsidiaries and affiliated entities. In selecting employees, directors or consultants to receive awards, including the type and size of the award, the Compensation and Corporate Governance Committee may consider any factors that it may consider relevant.

      Authorized Shares. The 2003 Plan authorizes the grant of awards to participants with respect to a maximum of 7,788,000 shares of our common stock, subject to adjustment. In the event the number of shares to be delivered upon the exercise or payment of any award granted under the 2003 Plan is reduced for any reason whatsoever or in the event any award granted under the 2003 Plan can no longer under any circumstances be exercised or paid, the number of shares no longer subject to such award shall thereupon be released from such award and shall thereafter be available under the 2003 Plan for the grant of additional awards. Shares issued pursuant to the 2003 Plan (i) may be treasury shares, authorized but unissued shares or, if applicable, shares acquired in the open market and (ii) will be fully paid and nonassessable.

      Types of Awards. Under the 2003 Plan, the Compensation and Corporate Governance Committee may grant awards in the following forms: purchased stock, non-qualified stock options, including stock options to non-employee directors, restricted stock, phantom stock, performance units, bonus stock and any other awards denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of common stock (including securities convertible into shares of common stock) as are deemed by the Compensation and Corporate Governance Committee to be consistent with the purposes of the 2003 Plan. The 2003 Plan does not provide for the issuance of incentive stock options pursuant to Section 422 of the Code. Awards may from time to time be granted in substitution for similar awards held by employees of other organizations who become our employees as a result of a merger or acquisition by us of such other organization. The terms and conditions of any such substitute awards may vary from the requirements of the Plan described below, as determined by the Compensation and Corporate Governance Committee.

      Exercise Price. The exercise price of non-qualified stock options will not be less than the fair market value per share of common stock as determined by the Compensation and Corporate Governance Committee on the date of grant. The purchase price of purchased stock will not be less than the fair market value per share of the common stock as determined by the Compensation and Corporate Governance Committee on the date of purchase. Other stock awards will be valued as determined by the Compensation and Corporate Governance Committee. Stock bonuses may be awarded in consideration for services rendered to the Company or for its benefit.

      Vesting. Under the 2003 Plan, the Compensation and Corporate Governance Committee will determine the vesting requirements for stock options and other awards. In recent years, stock options have been issued with the following vesting schedule: 10% vest after one year; an additional 20% vest after the second year; an additional 30% percent vest after the third year; and the final 40% vest after the fourth year. This four-year vesting schedule has been subject to certain acceleration provisions upon a change of control of the Company.

      Consideration. Payment of the exercise price for non-qualified options may be made either in cash at the time of exercise or, subject to the consent of the Compensation and Corporate Governance Committee, in shares of common stock. Payment for purchased shares may be made in cash or by deferred payment. Any required payment for other stock awards may be made on such terms as the Compensation and Corporate Governance Committee shall determine. The Company does not receive any consideration for the granting of options.

      Acceleration of Awards. The 2003 Plan provides that no option, restricted stock, phantom stock or performance units granted thereunder will vest upon a change of control (as defined in the 2003 Plan) or any other event unless specifically provided for to the contrary in the award agreement. Award agreements for grants of non-qualified stock options to employees have typically included accelerated vesting provisions. Upon a change of control, 80% of all remaining unvested options vest immediately and the balance vest on the earlier to occur of one year after the change of control or the termination of employment by us after such date, other than for cause. If the change of control is a sale of all or substantially all of our assets for cash or a dissolution or liquidation of the Company, all of the remaining unvested options vest immediately prior to such change of control.

      Restrictions on Transfer. In general, no award granted under the 2003 Plan is transferable otherwise than by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order and, during the lifetime of the participant to whom any such option is granted, is exercisable only by the participant. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any award or any right thereunder contrary to the provisions of the 2003 Plan is void and ineffective, gives no right to the purported transferee and will, at the sole discretion of the Compensation and Corporate Governance Committee, result in forfeiture of the award with respect to the shares involved in such attempt. However, to the extent provided by the Compensation and Corporate Governance Committee with respect to a specific award, the participant may transfer all or part of the award to immediate family members or related family trusts or partnerships or similar entities, on the terms and conditions as the Compensation and Corporate Governance Committee may impose.

Federal Income Tax Considerations

      The following summary describes the material U.S. federal income tax consequences of awards granted under the 2003 Plan. This summary is based on current provisions of the Code, existing U.S. Treasury regulations thereunder and current administrative rulings and judicial decisions as of the date of this proxy statement and are subject to change, which changes could affect the tax consequences described below. This summary does not comment on all aspects of federal, state, and local and foreign laws that may be applicable to awards granted under the 2003 Plan.

      With respect to non-qualified stock options, an optionee does not recognize income upon the grant of an option. The optionee will generally recognize taxable income upon exercise of the stock option in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. The Company is generally entitled to a deduction for that amount.

      The current federal income tax consequences of other awards authorized under the 2003 Plan will vary depending upon the type of award and the conditions associated with the grant. Generally, the issuance of stock or the payment of other stock based awards will be taxable income to the recipient at the time of issuance or payment. If any stock is issued subject to a risk of forfeiture, the income recognition will occur at the time the restriction lapses unless the recipient elects to accelerate such recognition at the time of issuance. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

Accounting Treatment

      Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a compensation expense to the Company’s earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be amortized against the Company’s earnings over the period that the option shares or issued shares are to vest.

      Option grants or stock issuances with exercise or issue prices equal to the fair market value of the shares at the time of issuance or grant generally will not result in any charge to the Company’s earnings, but the Company, in accordance with generally accepted accounting principles must disclose, in pro-forma statements to the Company’s financial statements, the impact those option grants would have on the Company’s reported earnings were the value of those options treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company’s earnings per share on a fully diluted basis.

      In addition, any option grants made to non-employee consultants (but not non-employee board members) will result in a direct charge to the Company’s reported earnings based upon the fair value of the option measured initially as of the grant date and the vesting of the underlying option shares. Such charge will accordingly be adjusted to reflect the appreciation in the value of the option shares over the period between the grant date of the option and the vesting date of each installment of the option shares. Should any outstanding options be repriced, then that repricing will also trigger a direct charge to the Company’s reported earnings measured by the appreciation in the value of the underlying shares between the grant of the repriced option and the date the repriced option is exercised or terminates unexercised.

      Should one or more optionees be granted stock appreciation rights that have no conditions upon exercisability other than an employment requirement, then such rights will result in a compensation expense to the Company’s earnings. Accordingly, at the end of each fiscal quarter, any amount by which the fair market value of the shares of common stock subject to such stock appreciation rights has increased from the prior quarter would be accrued as compensation expense, to the extent that such fair market value is in excess of the aggregate exercise price in effect for those rights.

Aggregate Past Grants Under the 2000 Stock Incentive Plan

      As of April 15, 2003, options to purchase 3,516,873 shares of common stock had been granted under the 2000 Plan and its predecessors. The following table shows information regarding the distribution of those options among the persons and groups identified below, including our named executive officers.

	Options	Weighted
	Granted	Average	Range in
	(Number of	Exercise Price of	Exercise Price of
Name and Principal Position	Shares)	Granted Options	Granted Options

David H. Langstaff President, Chief Executive Officer and Director	556,469	$19.57	$0.02 – 29.09
Dr. Joseph P. Allen, IV Chairman of the Board	41,771	$4.93	$0.02 – 16.00
James P. Allen Senior Vice President and Chief Financial Officer	178,918	$18.86	$14.54 – 29.09
Dr. Robert M. Farrell Senior Vice President	103,150	$18.26	$14.54 – 29.09
Jerald S. Howe, Jr. Senior Vice President, General Counsel and Secretary	174,750	$18.51	$14.54 – 29.09
Ronald C. Jones Senior Vice President, Corporate and Business Development	179,097	$9.24	$0.02 – 19.92
All current executive officers as a group (10 persons)	1,606,665	$17.49	$0.02 – 29.36
All current directors who are not executive officers as a group (8 persons)	158,181	$11.28	$0.02 – 29.09
All employees, including all current officers who are not executive officers, as a group (328 persons) (1)	1,666,207	$15.54	$0.02 – 29.36

(1) Does not include grants to former employees of the Company.

Equity Compensation Plan Information

      The following table provides information about the Company’s common stock that may be issued upon the exercise of options under all of the Company’s existing equity compensation plans as of December 31, 2002, including the 2000 Plan and its predecessors, the Company’s 1998 Stock Incentive Plan, the Veda International, Inc. Stock Option Plan and the Calspan SRL Corporation 1995 Stock Incentive Plan.

Number of
Securities
	Number of		Remaining
	Securities to	Weighted-	Available for Future
	be Issued Upon	average	Issuance Under
	Exercise of	Exercise Price of	Equity
	Outstanding	Outstanding	Compensation
	Options,	Options,	Plans (Excluding
	Warrants and	Warrants and	Securities Reflected
	Rights	Rights	in Column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	3,424,597	$16.61	516,984

Equity compensation plans not approved by security holders	—	—	—
Total	3,424,597	$16.61	516,984

Other Plans

      Leadership Stock Purchase Plan. In 2000, we implemented the Leadership Stock Purchase Plan (“LSPP”) as part of the 2000 Plan. The LSPP was intended to encourage our senior management and other select employees to acquire an interest in us or otherwise increase their existing interests by providing up to 100% financing for purchases of our stock. Under the LSPP, only executive officers, designated officers and selected other key employees considered vital to our success were eligible, and participation was a voluntary election on the part of an eligible employee. Under the LSPP, an eligible employee was permitted to finance up to 100% of his or her own investment with a Company-provided, subordinated recourse loan. In connection with the financing, each eligible employee was required to sign a promissory note for the borrowed amount, which was secured by a pledge of all shares purchased pursuant to the note. The promissory note was secured by the shares of common stock purchased by the participant and bore interest for the duration of the loan at 6.05% per year. The principal and interest on a promissory note is due upon maturity, which is either 10 years from the date of the note or upon the sale or other transfer of the common stock purchased with the note. Each eligible employee agreed to remit to us all distributions made on the pledged shares, to be applied first towards payment of accrued interest, and then towards reduction of principal on the note. Any balance of any applied distribution remaining after prepayment of the note in full will be delivered to the participant.

      The shares of common stock purchased pursuant to the LSPP may be purchased by us upon certain termination events. If a participant terminates his or her employment due to death or disability, then the participant, or the participant’s estate or representative, may elect within 12 months of either occurrence to return all of the purchased shares to us, cancel all indebtedness and receive a refund for all payments made to date or retain the shares. If a participant terminates his employment voluntarily or is terminated for cause, then his or her shares must be returned to us to the extent of any outstanding indebtedness and we have the right to purchase the participant’s outstanding shares at the lesser of the fair market value or the original purchase price plus interest. Any amount owed by us for purchased shares will be offset against the amount of any outstanding indebtedness owed by the participant to us.

      As required by Section 402 of the Sarbanes-Oxley Act of 2002, since the effective date of Section 402, we have not provided any loans to our directors and executive officers under the LSPP and we will not do so in the future. In accordance with Section 402 of the Sarbanes-Oxley Act of 2002, we will not materially modify any term of, or renew, any outstanding loans to our directors and executive officers issued under the LSPP.

      Veridian Retirement Savings Plan. The Board of Directors adopted the Veridian Retirement Savings Plan (“VRSP”) on July 1, 1998 and amended and restated the plan as of January 1, 2001. The VRSP was created by a merger of the Veda Income Deferral Plan, the Veda Employee Stock Ownership Plan, the Calspan SRL Corporation Savings Plan, and the RAIL Company 401(k) Profit Sharing Plan. The Pacific-Sierra Salary Reduction Plan was merged into the plan effective January 1, 1999. On January 1, 2001, the following tax-qualified retirement plans were merged into the plan: the Pacific-Sierra Pension Plan, the ERIM International, Inc. Retirement Plan, the MRJ, Inc. Employees Retirement Savings 401(k) Plan, the Trident Data Systems, Inc. 401(k) Profit Sharing Plan and the ERIM International, Inc. 401(k) Supplemental Retirement Plan. The VRSP is intended to be a tax-qualified plan under section 401(a) of the Code and is intended to include a qualified cash or deferred arrangement under section 401(k) of the Code. The VRSP is not an employee stock ownership plan within the meaning of Internal Revenue Code section 4975(e)(7).

      The Company also maintains the Veridian IT Services Division 401(k) Plan, formerly known as the SIGNAL Corporation 401(k) Plan. The Company assumed this plan in connection with its acquisition of SIGNAL Corporation in September 2002. The plan covers employees working in the Company’s Veridian IT Services Division and is intended to be a tax-qualified plan under section 401(a) of the Code and is intended to include a qualified cash or deferred arrangement under section 401(k) of the Code.

Stockholder Approval

      A majority of the votes cast with respect to the matter at the Annual Meeting is required for approval of the amendment and restatement of the 2000 Plan. Should such shareholder approval not be obtained, then the three million share increase to the share reserve will immediately terminate, and no options or issuances will be granted on the basis of these changes. The 2000 Plan will, however, continue to remain in effect, and option grants, direct stock issuances and any other awards contemplated by the 2000 Plan may continue to be made pursuant to the provisions of the 2000 Plan in effect prior to the amendments summarized in this Proposal 2, until the available reserve of common stock as last approved by the stockholders has been issued pursuant to option grants and direct stock issuances made under the 2000 Plan.

      The Board of Directors recommends that you vote “FOR” the amendment and restatement of the 2000 Plan. Proxies executed and returned will be voted “FOR” the amendment and restatement of the 2000 Plan unless the proxy specifies otherwise.

PROPOSAL 3 — RATIFICATION AND APPROVAL OF

INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors has appointed the firm of KPMG LLP as our independent public accountants to make an examination of our accounts for the fiscal year ending December 31, 2003. This appointment will only be effective once ratified by our stockholders.

      In accordance with the recommendations of the Audit and Finance Committee, the Board of Directors recommends that the stockholders ratify the appointment of the firm of KPMG LLP, independent public accountants, to audit the books, records and accounts of the Company and its subsidiaries for the fiscal year ending December 31, 2003.

      KPMG LLP has served as our independent public accountants since 1997 and were the auditors for the consolidated financial statements of the Company for the fiscal year ended December 31, 2002. One or more representatives of KPMG LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Fees Paid to Independent Public Accountants

      The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company’s annual financial statements for the year ended December 31, 2002, and fees billed for other services rendered during 2002.

2002

Audit Fees:
Annual audit and quarterly reviews of financial statements	$812,000
Assistance with registration of Form S-1 and initial public offering	826,000

Total Audit Fees	$1,638,000
Audit-Related Fees	$101,000
Tax Fees	$187,000
All Other Fees	$—

      Audit Fees. This category includes professional services rendered by KPMG LLP for the audit of the Company’s annual financial statements, reviews of the Company’s quarterly financial statements, assistance with and review of documents filed with the Securities and Exchange Commission, and the issuance of comfort letters and SEC consents.

      Audit-Related Fees. This category consists of assurance and related services that are traditionally performed by the independent auditor, including due diligence assistance related to mergers and acquisitions, employee benefit plan audits, consultation regarding financial accounting and reporting standards, and other agreed-upon procedures that address accounting, reporting and internal control matters.

      Tax Fees. These represent fees for services performed by the independent auditors’ tax personnel, except for those services specifically related to the audit of the financial statements, and include fees for tax return preparation, tax compliance, tax advice and tax planning.

      All Other Fees. These consist of fees billed by the independent auditor that are not covered under any of the aforementioned categories. The Company generally does not request such services from KPMG LLP.

      The Audit and Finance Committee considered whether the provision of the non-audit services reported above under the caption “Tax Fees” provided by KPMG LLP are compatible with maintaining KPMG LLP’s independence, and determined that these services do not impair KPMG LLP’s independence.

      The Audit and Finance Committee has determined that the scope of services to be provided by KPMG LLP in 2003 will generally be limited to audit and audit-related services and tax services. The Audit and Finance Committee is required to expressly approve the provision of any services by KPMG LLP outside the scope of the foregoing services if the additional services involve fees in excess of $50,000.

      The Board of Directors recommends that you vote “FOR” the ratification and approval of KPMG LLP as independent public accountants for fiscal 2003. Proxies executed and returned will be voted “FOR” the ratification and approval of KPMG LLP as independent public accountants for fiscal 2003 unless the proxy specifies otherwise.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Indebtedness of Executive Officers and Directors. Under the LSPP, created under our 2000 Stock Incentive Plan, certain directors and executive officers have become indebted to us. For a discussion of the LSPP, please see “Proposal 2 — Amendment and Restatement of the Veridian Corporation 2000 Stock Incentive Plan — Other Plans — Leadership Stock Purchase Plan” elsewhere in this proxy statement. The following table sets forth information with respect to the indebtedness of our executive officers and directors under the LSPP as of March 31, 2003:

	Largest Aggregate	Transaction
	Amount of	in Which	Amount
	Indebtedness Since	Indebtedness	Outstanding as of	Rate of
Name and Title	January 1, 2002	Incurred	March 31, 2003	Interest

James P. Allen Senior Vice President and Chief Financial Officer	$819,804	LSPP	$819,804	6.05%
Dr. Joseph P. Allen, IV Chairman of the Board	465,142	LSPP	465,142	6.05%
Dr. Robert M. Farrell Senior Vice President	654,106	LSPP	654,106	6.05%
Dr. Michael G. Hansen Senior Vice President, Organizational Capability	625,034	LSPP	625,034	6.05%
Jerald S. Howe, Jr. Senior Vice President, General Counsel and Secretary	872,141	LSPP	872,141	6.05%
Ronald C. Jones Senior Vice President, Corporate and Business Development	859,082	LSPP	0	6.05%

Phillip E. Lacombe	662,814	LSPP	662,814	6.05%
David H. Langstaff President, Chief Executive Officer and Director	2,616,401	LSPP	2,616,401	6.05%
Robert A. Pattishall Senior Vice President	232,571	LSPP	232,571	6.05%

      Monitor Clipper Partners Transaction. In connection with the closing of our initial public offering on June 10, 2002, we paid Monitor Clipper Partners, Inc. a fee of $1,600,000 as an additional fee that we agreed to pay upon the occurrence of certain events including the consummation of an initial public offering. The initial fee of $1,600,000 was paid to Monitor Clipper Partners, Inc. in connection with the issuance of our Class A common stock on September 7, 1999. One of our directors, Michael A. Bell, is one of the six managing directors of Monitor Clipper Equity Partners and a director of the general partner of Monitor Company Group Limited Partnership. Mr. Bell was one of the original founders of Monitor Clipper Equity Partners, L.P. He does not possess sole voting or investment control of Monitor Clipper Equity Partners, L.P.

      Master Equityholders Agreement. We entered into a Master Equityholders Agreement, effective September 14, 2000, with Monitor Clipper Equity Partners, L.P., Monitor Clipper Equity Partners (Foreign), L.P., Texas Growth Fund II-1998 Trust, David H. Langstaff, Monitor Company Group Limited Partnership, Monitor Consulting, L.P. and certain other equityholders. The Master Equityholders Agreement superseded agreements separately entered into over time with our former Class A common stockholders, certain of the holders of our common stock who are also members of our management team, the holders of warrants to purchase common stock issued in connection with the issuance of our Series A preferred stock in 1999 and holders of warrants to purchase our common stock issued in connection with the issuance of subordinated notes in 2000. One of our directors, Michael A. Bell, is a managing director of Monitor Clipper Equity Partners and is a director of the general partner of Monitor Company Group Limited Partnership.

      Pursuant to the registration rights section of the Master Equityholders Agreement, Monitor Clipper Equity Partners, L.P., Monitor Clipper Equity Partners (Foreign), L.P., CIBC WG Argosy Merchant Fund 2, L.L.C., Co-Investment Merchant Fund 3, LLC, Texas Growth Fund II-1998 Trust, Monitor Company Group Limited Partnership and Monitor Consulting, L.P. have two demand registration rights, which, upon request, will obligate us to register the specified amount of the requesting equityholder’s registrable securities (as defined in the Master Equityholders Agreement). If any of First Union Investors, Inc., The Northwestern Mutual Life Insurance Company, A.G. Investment Advisory Services, Inc., Merit Life Insurance Company or Lincoln National Life Insurance Company, either individually or in the aggregate, hold at least 37.5% of the 1999 Warrant Shares (as defined in the Master Equityholders Agreement), then they may request one demand registration at any time, which will obligate us to register the specified amount of the requesting warrantholder’s registrable securities. At any time, the Majority 2000 Warrant Investors (as defined in the Master Equityholders Agreement), including The Northwestern Mutual Life Insurance Company, J.H. Whitney Mezzanine Fund, L.P., J.H. Whitney Market Value Fund, L.P., First Union Investors, Inc., A.G. Investment Advisory Services, Inc., American General Investment Management, L.P., American General Life and Accident Insurance Company and Magnetite Asset Investors, L.L.C. may request one demand registration of their 2000 Warrant Shares (as defined in the Master Equityholders Agreement) in the amounts that they request.

      Within 10 days after receipt of a demand registration, we must give written notice of the demand registration to all other holders of registrable securities and must use our best efforts to effect the registration of all other registrable securities which we have been requested to register by the other holders by notice delivered to us within 20 days after our written notice of a demand registration. We may postpone the filing or effectiveness of any registration statement requested pursuant to a demand registration for a period of up to 60 days if our board of directors in good faith determines that the registration is likely to have a material adverse effect on any of our plans, proposals or agreements with respect to any financing, acquisition, recapitalization, reorganization or other material transaction. However, we may not exercise our postponement right more than once in any twelve-month period and we must promptly provide written notice of any postponement to each holder of registrable securities. Further, we will not be obligated to effect a demand registration if we elect to make an offer to repurchase all of the registrable securities requested to be registered by demand registrants (as defined in the Master Equityholders Agreement) making the initial request and all other holders of warrant shares joining in the initial request. The registrable securities must be repurchased at a price in cash per share equal to the fair market value (as defined in the Master Equityholders Agreement) of each share of common stock, or in the case of a warrant, the fair market value of each share of common stock issuable upon exercise of the warrant less the portion of the exercise price allocable to the share of common stock.

      All holders of registrable securities also have piggyback rights under the Master Equityholders Agreement. Therefore, if we propose to register any of our equity securities for our own account, for the account of any holder of our securities or in a universal shelf registration statement, we must provide notice of our intentions to all holders of registrable securities. Upon receipt of the notice, any holder of registrable securities may within 20 days request that all or a specified part of their registrable securities be included in the proposed registration. Upon the exercise of an equityholder’s piggyback rights, we must use our best efforts to affect the registration of all registrable securities which we have been requested to register. However, we are under no obligation to complete any proposed offering and will not incur any liability to any holder for our failure to complete any proposed offering. Further, we are not obligated to affect any registration of registrable securities incidental to the registration of any of our securities in connection with mergers, acquisitions, exchange offers, dividend reinvestment plans or stock option or other employee benefit plans, if the registration is on Form S-4, Form S-8 or any similar form. However, while the equityholders have piggyback rights in any underwritten offering of common stock, we may reduce the number of securities sold pursuant to an underwritten offering to the amount that the managing underwriter of the offering believes will not jeopardize the success of the offering. In connection with the Master Equityholders Agreement’s registration rights, we will indemnify the selling stockholders and bear all fees, costs and expenses.

      Scott M. Goss Transaction. On August 12, 2002, we entered into a Sale and Assignment Agreement, which agreement was subsequently amended on September 24, 2002, with Mr. Scott M. Goss, who subsequently became one of our Senior Vice Presidents upon the consummation of the acquisition of SIGNAL Corporation. Pursuant to the agreement, Mr. Goss transferred to us all of his right, title and interest in the PM Reports© software program that he developed in 1996 and the related consulting business. In addition, Mr. Goss agreed not to compete with the business until the later of (i) 36 months after the date of the Sale and Assignment Agreement or (ii) 18 months after termination of his employment for any reason.

      As consideration for the transfer of Mr. Goss’ rights to the PM Reports© software program, the related consulting business and the covenant not to compete, we paid $2,000,000 in cash to Mr. Goss at the closing of the SIGNAL acquisition on September 24, 2002. In addition, we agreed to pay to Mr. Goss (i) $500,000 in cash on September 24, 2003, (2) $550,000 in cash on September 24, 2004 and (3) $550,000 in cash on September 24, 2005. Of the amounts to be paid to Mr. Goss on September 24, 2003, 2004 and 2005, $200,000 of such amounts is allocated as consideration for his covenants and agreements, and the remainder is allocated as consideration for the consulting business, including the PM Reports© software. Pursuant to the agreement, Mr. Goss will receive the aforementioned payments only if he remains employed by us on the proposed payment date or has been terminated other than for cause (as defined in Mr. Goss’ employment agreement) or his employment agreement has not been renewed. Upon a change of control (as defined in the sale and assignment agreement) of the Company or termination of Mr. Goss’ employment for good reason (as defined in the sale and assignment agreement), a total disability (as defined in his employment agreement) or death, all of the aforementioned outstanding payments shall accelerate and become immediately due and owing to Mr. Goss or his estate.

      Transactions with Credit Suisse First Boston. One of our directors, George R. Hornig, is a Managing Director and Chief Operating Officer of Credit Suisse First Boston Corporation’s Private Equity Division, an affiliate of Credit Suisse First Boston LLC (“CSFB”). CSFB was the lead underwriter of our initial public offering, which was consummated in June 2002. In connection with the offering, CSFB earned underwriting discounts and commissions and other fees. Mr. Hornig joined the Board of Directors after the offering. CSFB provides investment banking services to us from time to time. Mr. Hornig has not participated in the past, and will not participate in the future, in any decisions regarding the retention or compensation of CSFB.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table indicates the beneficial ownership, as of April 17, 2003, of our common stock by each director, by each executive officer named in the Summary Compensation Table, by each person known by us to own more than 5% of the outstanding shares of our common stock and all of our directors and executive officers as a group. At the record date, we knew of no person that beneficially owned more than 5% of the outstanding shares of our common stock other than as set forth in the table below.

      Except as indicated in the footnotes to the table and pursuant to state community property laws, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned. The address of all directors and executive officers in this table, unless otherwise specified, is c/o Veridian Corporation, 1200 South Hayes Street, Suite 1100, Arlington, Virginia 22202.

	Amount and Nature of Beneficial
	Ownership(1)

Name and Address	Number of Shares
of Beneficial Owner	Beneficially Owned	Percent of Class

Monitor Clipper Funds(2)	7,284,516	21.24%
Two Canal Park Cambridge, MA 02141
FMR Corp.(3)	3,683,644	10.74%
82 Devonshire Street Boston, MA 02109
The Board of Trustees of The Texas Growth Fund(4)	2,759,529	8.05%
111 Congress Avenue Suite 2900 Austin, TX 78701
Veridian Stock Fund Trust created under the Veridian Retirement Savings Plan(5)	2,377,961	6.93%
1200 South Hayes Street Suite 1100 Arlington, VA 22202
James P. Allen(6)	92,525	*
Dr. Joseph P. Allen, IV(7)	419,721	1.22%
Michael A. Bell(8)	21,280	*
Dr. Joel S. Birnbaum(9)	36,983	*
Dr. Robert M. Farrell(10)	65,133	*
Russell P. Fradin(11)	6,057	*
George R. Hornig(12)	3,953	*
Jerald S. Howe, Jr.(13)	92,637	*
Ronald C. Jones(14)	595	*
James J. Kozlowski(15)	2,799,163	8.15%
David H. Langstaff(16)	1,138,889	3.28%
Lynn Amato Madonna(17)	25,418	*
Dr. Sally K. Ride(18)	24,445	*
Charles J. Simons(19)	23,791	*
All directors and executive officers as a group (19 persons)(20)	4,963,387	14.13%

*	Represents beneficial ownership of less than one percent.

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

(2)	Includes (i) 6,108,214 shares of common stock held by Monitor Clipper Equity Partners, L.P., whose sole general partner is Monitor Clipper Partners, L.P., whose sole general partner is MCP GP, Inc. and (ii) 1,154,584 shares of common stock held by Monitor Clipper Equity Partners (Foreign), L.P., whose sole general partner is Monitor Clipper Partners, L.P., whose sole general partner is MCP GP, Inc. The directors and stockholders of MCP GP, Inc. are Michael A. Bell, Robert B. Calhoun, Eugene M. Freedman, Kevin A. Macdonald, Mark T. Thomas and William L. Young. Mr. Michael A. Bell is one of our directors. Also includes 21,718 shares of common stock held by Monitor Consulting, L.P. and Monitor Company Group Limited Partnership, which have granted to the Monitor Funds the power to vote and make certain other decisions relating to such shares.

(3)	Based solely on information contained in a Schedule 13G/ A filed on February 10, 2003, by FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson, FMR Corp. has sole voting power of 256,144 shares and sole dispositive power of 3,683,644 shares. According to the statement, Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR Corp., and a registered investment advisor, is the beneficial owner of 3,427,600 of such shares as a result of acting as investment advisor to various registered investment companies. The ownership of one investment company, Fidelity Contrafund, amounted to 1,821,700 of such shares. Edward C. Johnson, 3rd and FMR Corp., through its control of Fidelity and the funds, each has sole power to dispose of the 3,427,600 shares owned by the funds. Neither FMR Corp. nor Edward C. Johnson, 3rd, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds, which power resides with the funds’ Board of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the funds’ Board of Trustees. Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp., is the beneficial owner of 255,900 of such shares as a result of its serving as investment manager of the institutional accounts. Geode Capital Management, LLC, a Delaware limited liability company (“Geode LLC”), is the beneficial owner of 144 of such shares. Geode LLC is wholly-owned by Fidelity Investors III Limited Partnership (“FILP III”), a Delaware limited partnership. Geode LLC is a registered investment advisor. Fidelity Investors Management, LLC (“FIML”), a Delaware limited liability company, is the general partner and investment manager of FILP III, and is a registered investment advisor. The managers of Geode LLC, the members of FIML and the limited partners of FILP III are certain shareholders and employees of FMR Corp.

(4)	As reported in the Schedule 13G filed on February 14, 2003, by The Board of Trustees of the Texas Growth Fund, Texas Growth Fund II — 1998 Trust, TGF Management Corp. and James J. Kozlowski, The Board of Trustees of the Texas Growth Fund is the trustee of the Texas Growth Fund — 1991 Trust and the Texas Growth Fund II — 1998 Trust. The Texas Growth Fund — 1991 Trust owns 943,829 shares of common stock. The Texas Growth Fund II — 1998 Trust owns 1,815,700 shares of common stock. As such, The Board of Trustees of the Texas Growth Fund may be deemed to be the beneficial owner of 2,759,529 shares of common stock. The Schedule 13G also reported that Texas Growth Fund II — 1998 Trust owns 1,815,700 shares of common stock, which represents ownership of 5% or more of our common stock. The statement also provided that TGF Management Corp. may be deemed the beneficial owner of 1,855,334 shares of common stock. TGF Management Corp. is the general partner of TGF II Management, L.P., which manages Texas Growth Fund II — 1998 Trust which owns 1,815,700 shares of common stock. TGF II Management, L.P. also owns 6,384 shares of common stock and 33,250 options that are currently exercisable.

(5)	The Veridian Stock Fund Trust is a separate trust fund of the Veridian Retirement Savings Plan that holds the shares. Vanguard Fiduciary Trust Company acts as the trustee.

(6)	Includes 44,068 shares underlying options exercisable within 60 days. Does not include 134,850 shares underlying options that are not exercisable within 60 days.

(7)	Includes 35,786 shares underlying options exercisable within 60 days. Does not include 5,985 shares underlying options that are not exercisable within 60 days. Also includes 32,630 shares of common stock held in the Veridian Stock Fund Trust of the Veridian Retirement Savings Plan. Also includes 3,244 shares of common stock held through The Antaeusian Group, Inc. and 200,000 shares held through Sugar Creek, L.P.

(8)	Includes 17,290 shares underlying options exercisable within 60 days.

(9)	Includes 17,290 shares underlying options exercisable within 60 days.

(10)	Includes 25,270 shares underlying options exercisable within 60 days. Also includes 200 shares held by Mr. Farrell’s son as to which Mr. Farrell disclaims any beneficial ownership. Does not include 77,880 shares underlying options that are not exercisable within 60 days.

(11)	Includes 3,325 shares underlying options exercisable within 60 days. Does not include 3,325 shares underlying options that are not exercisable within 60 days.

(12)	Includes 3,325 shares underlying options exercisable within 60 days. Does not include 3,325 shares underlying options that are not exercisable within 60 days.

(13)	Includes 39,900 shares underlying options exercisable within 60 days. Does not include 134,850 shares underlying options that are not exercisable within 60 days. Also includes 187 shares held in the Veridian Stock Fund Trust of the Veridian Retirement Savings Plan.

(14)	Does not include 77,880 shares underlying options that are not exercisable within 60 days. Also includes 595 shares held in the Veridian Stock Fund Trust of the Veridian Retirement Savings Plan.

(15)	Includes (i) 1,815,700 shares of common stock held by Texas Growth Fund II — 1998 Trust, (ii) 943,829 shares of common stock held by Texas Growth Fund — 1991 Trust, (iii) 6,384 shares of common stock held by TGF II Management, L.P. and (iv) 33,250 shares of common stock underlying options that are currently exercisable held by TGF II Management, L.P. Mr. Kozlowski is the President and a director of TGF I Management Corp., which manages the Texas Growth Fund — 1991 Trust. Mr. Kozlowski is also the President and a director of TGF Management Corp., the general partner of TGF II Management, L.P., which manages the Texas Growth Fund II — 1998 Trust. Mr. Kozlowski disclaims beneficial ownership of the shares held by Texas Growth Fund II — 1998 Trust. Mr. Kozlowski disclaims beneficial ownership of the shares held by Texas Growth Fund — 1991 Trust and TGF II Management, L.P. except to the extent of his pecuniary interest therein. All of the foregoing shares are held with shared voting and investment power pursuant to the relationships above.

(16)	Includes 407,529 shares underlying options exercisable within 60 days. Does not include 148,940 shares underlying options that are not exercisable within 60 days. Also includes 7,570 shares of common stock held through The Antaeusian Group, Inc. and 200,000 shares of common stock held through Labyrinth, L.P. Also includes 6,690 shares of common stock held in the Veridian Stock Fund Trust of the Veridian Retirement Savings Plan.

(17)	Includes 16,975 shares underlying options exercisable within 60 days.

(18)	Includes 17,290 shares underlying options exercisable within 60 days.

(19)	Includes 16,975 shares underlying options exercisable within 60 days.

(20)	Includes 822,580 shares underlying options exercisable within 60 days. Does not include 821,099 shares underlying options that are not exercisable within 60 days. Also includes 51,717 shares held in the Veridian Stock Fund Trust of the Veridian Retirement Savings Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Executive officers, directors and greater than 10% stockholders are required by the Exchange Act to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon the Company’s compliance program, as well as a review of the copies of such forms, including any amendments thereto, furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during 2002, its executive officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements, except that initial Forms 4 filed by certain directors of the Company, namely Messrs. Bell, Birnbaum, Kozlowski and Simons, Ms. Ride and Ms. Madonna, inadvertently failed to include one stock grant and one option grant made to them as directors that occurred prior to the time that the Company became a registered company under Section 12 of the Exchange Act but within six months of the time that such directors first became obligated to file such Forms 4. However, the stock and option grants were reported in the Company’s Registration Statement on Form S-1 and the directors’ initial statements of beneficial ownership on Form 3. Amended Forms 4 disclosing these pre-registration transactions have been filed with the Securities and Exchange Commission.

PROPOSALS OF STOCKHOLDERS

      In order for a stockholder proposal to be considered for inclusion in the proxy statement for next year’s annual meeting pursuant to Rule 14a-8(e) of the Exchange Act, the proposal must be received by the Secretary of the Company at 1200 South Hayes Street, Suite 1100, Arlington, Virginia 22202 no later than January 1, 2004. Under the Company’s Amended and Restated Bylaws, proposals of stockholders intended to be presented at next year’s annual meeting that do not comply with the procedure mentioned above must be received by the Secretary of the Company at its principal executive office in Arlington, Virginia not earlier than January 1, 2004 and not later than January 31, 2004, unless the Company notifies the stockholders otherwise, to be considered timely and must contain the information required by the Company’s Amended and Restated Bylaws and pursuant to Regulation 14A under the Exchange Act. If timely notice is not given, the proposal may not be brought before next year’s annual meeting of stockholders.

      Stockholders may contact Investor Relations at the Company’s principal executive office in Arlington, Virginia for a copy of the relevant Amended and Restated Bylaw provisions regarding the requirements for making stockholder proposals.

FINANCIAL INFORMATION

      The Annual Report of the Company for the fiscal year ended December 31, 2002, including audited financial statements, is enclosed with this proxy statement but is not incorporated by reference into this proxy statement and does not constitute a part of the proxy soliciting material. Additional copies of the Annual Report are available without charge, upon request to Investor Relations.

      A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2002, including any financial statements, financial statement schedules and exhibits thereto, may be obtained without charge by written request to Secretary, Veridian Corporation, 1200 South Hayes Street, Suite 1100, Arlington, Virginia 22202.

OTHER MATTERS

      The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth in this proxy statement. Should any other matter requiring a vote of the stockholders arise, the persons named as proxies on the enclosed proxy card will vote the shares represented thereby in accordance with their best judgment in the interest of the Company.

By Order of the Board of Directors

Jerald S. Howe, Jr.
Senior Vice President, General Counsel & Secretary

April 30, 2003

Arlington, Virginia

PLEASE SEE ENCLOSED PROXY CARD AND VOTE PROMPTLY.

Appendix A

Veridian Corporation

Principles of Corporate Governance

      As of March 19, 2003, the Veridian Board of Directors has adopted the following Principles of Corporate Governance:

The Board’s Mission

      The Veridian Board of Directors represents the shareholders’ interest in perpetuating a successful business and optimizing long-term financial returns and sustainable shareholder value. The Board and management recognize, in accordance with Veridian’s Vision & Values Statement, that the long-term interests of shareholders are advanced by responsibly addressing the interests of Veridian’s customers, employees, business partners, and the communities Veridian serves.

      The Board’s responsibilities require active vigilance. The Board regularly monitors management in the performance of its duties, in order to ensure the effectiveness of management’s policies, decisions, and actions.

      In addition to providing oversight of management, the Board plays an integral role in charting Veridian’s corporate strategy. Each fall, the Board interacts with management to develop and establish a strategy and three-year plan for the Company. This strategy is founded on a careful analysis of the Company’s market opportunities, its capabilities and resources, its competition, and the key risks it faces and ways of mitigating those risks. Throughout the year, the Board provides ongoing review of this corporate strategy and management’s progress in achieving its long-term objectives.

Corporate Governance Principles

Selection of Directors

1) Board Membership Criteria

      The Compensation & Corporate Governance Committee is responsible for reviewing with the Board of Directors, on an annual basis, the appropriate skills and characteristics required of its members. This assessment will include issues of character; judgment; past business and public service experience; service on other boards; diversity; and skills such as understanding the provision of information-based systems, integrated solutions, and services to the United States government. The Board will perform the review in the context of the anticipated needs of the Board at that time.

2) Selection and Orientation of New Directors

      The Board is responsible for selecting its own members and recommending them for election by the shareholders. The Board delegates the process of identifying, evaluating and nominating potential candidates to the Compensation & Corporate Governance Committee, who conducts that process with input from the Chairman of the Board and the Chief Executive Officer. Veridian and the Board have established an orientation process for new directors, including the provision of background material, meetings with senior management, and visits to Company facilities in connection with Board meetings.

3) Extending the Invitation to a Potential Director to Join the Board

      Invitations to join the Board are to be extended by the Board itself, via the Chairman of the Board and Chief Executive Officer of the Company, together with the Chair of the Compensation & Corporate Governance Committee.

Board Leadership

4) Separation of Chairman and CEO

      Separate persons shall occupy the positions of Chairman of the Board and Chief Executive Officer. The Chairman may be selected from among the independent directors or may be an employee of the Company.

5) Selection of Vice Chairman

      A Vice Chairman shall be appointed by the Board, from among its independent directors. This appointment shall be for a period of one year; however, there is no limitation on the number of times the Vice Chairman may be reappointed.

6) Executive Sessions and Communication with Non-Management Directors

      Veridian’s non-management directors will meet in regular “executive sessions,” without management participation, as part of each of its quarterly Board meetings, in order to promote open discussion among the non-management directors. If the Chairman is an independent director, then the Chairman will preside over the executive sessions. Otherwise, Veridian’s Vice Chairman will preside over the executive sessions of the Board. The presiding director (either the Chairman or the Vice Chairman), together with the other non-management directors, will develop the agendas for those regular executive sessions and periodically review the Board’s governance procedures and guidelines.

      Veridian has established and will maintain a means for interested parties to communicate their concerns directly to the presiding director of the executive session meetings of non-management directors.

Board Composition and Performance

7) Size of the Board

      Veridian’s bylaws provide for a Board of Directors consisting of three to fifteen members. The Board believes that its current size, ten members, is about right, but could be expanded somewhat without compromising the Board’s current effectiveness.

8) Director Responsibilities

      Board members are expected to make every effort to attend regularly scheduled Board meetings, and to attend at least three-quarters of all Board meetings in a given year, and to have thoroughly reviewed meeting materials in advance of the Board meetings, so that they can make meaningful contributions to Board deliberations.

9) Mix of Management and Independent Directors

      The Board believes that as a matter of policy, there should be a majority of independent directors, and a substantial majority of non-employee directors, on the Board.

      The Board will, consistent with New York Stock Exchange (NYSE) listing standards and the federal securities laws and regulations, separately adopt clear standards for qualifying as an “independent director” of Veridian. No director will qualify as “independent” unless and until the Board affirmatively determines that the director has no material relationship with Veridian.

10) Former Chief Executive Officer’s Board Membership

      The Board believes that a former Chief Executive Officer’s membership on the Board is a matter to be decided in each individual instance. It is assumed that when the Chief Executive Officer (or the Chairman, if the Chairman is also an employee) resigns from that position, he or she should submit his or her resignation from the Board at the same time. Whether the individual continues to serve on the Board is a matter for discussion at that time by the Board. A former Chief Executive Officer (or Chairman) serving on the Board will not be considered an independent director, for five years afterward.

11)	Directors Who Change Their Present Job Responsibility; Service on Other Boards

      When individual directors who change the responsibilities they held when they were elected to the Board, including by joining other boards, they should provide the Board an opportunity, via the Compensation & Corporate Governance Committee, to review the continued appropriateness of their Veridian Board membership under the changed circumstances. However, the Board does not believe that in every instance directors who retire or change from the positions they held when they came on the Board should necessarily leave the Board.

12) Term Limits

      The Board does not impose term limits. While term limits could help ensure that there are fresh ideas and viewpoints available to the Board, they hold the disadvantage of losing the contribution of directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and, therefore, provide an increasing contribution to the Board as a whole.

      As an alternative to term limits, the Compensation & Corporate Governance Committee, in conjunction with the Chief Executive Officer, will formally review each director’s continuation on the Board as the end of each director’s term is approaching. This review will also allow each director the opportunity to conveniently confirm his or her desire to continue as a member of the Board.

13) Board Compensation

      It is appropriate for the staff of the Company to report once a year to the Compensation & Corporate Governance Committee the status of Board compensation in relation to other U.S. companies of a similar size and in a similar industry.

      As part of a director’s total compensation, and to create a direct linkage with corporate performance, the Board believes that a meaningful portion of a director’s compensation should be provided and held in common stock subject to appropriate restrictions on sale lasting through the end of the director’s service.

      Changes in Board compensation, if any, should come at the suggestion of the Compensation & Corporate Governance Committee, but may be adopted only with full discussion and approval by the Board (subject to any required shareholder approvals).

14) Assessing the Board’s Performance

      The Compensation & Corporate Governance Committee is responsible for reporting annually to the Board an assessment of the Board’s performance. This assessment will be discussed with the full Board, and should be performed following the end of each fiscal year and at the same time as the report on Board membership criteria. In alternate years (beginning in 2003), this assessment should be of (a) the Board’s contribution as a whole, including areas in which the Board and/or management believes a better contribution could be made, (b) the contributions of the Committees, and of (c) the contributions of individual directors.

15)	Board’s Interaction with Institutional Investors, Press, Customers, and the Public

      The Board believes that management speaks for Veridian and directors, and will ordinarily refer all media and other external inquiries to management. Individual Board members may, from time to time at the request of management, meet or otherwise communicate with various constituencies that are involved with Veridian. If comments from the Board are appropriate, they should, in most circumstances, come from the Chairman or the Vice Chairman.

Board Relationship to Senior Management

16) Board Access to Senior Management

      Board members have broad access to Veridian’s management. Board members will use judgment to be sure that this contact is not distracting to the business operations of the Company and that such contact, if in writing, be copied to the Chairman or Chief Executive Officer, as appropriate.

      Furthermore, the Board encourages the Chief Executive Officer to, from time to time, arrange presentations by selected managers, including when appropriate, as part of Board meetings or at such other times as the Board is together, who: (a) can provide additional insight into the items being discussed because of personal involvement in these areas, and/or (b) are managers with future potential that senior management believes should be given exposure to the Board.

17) Board Access to Independent Advisors

      The Board and each of the Audit & Finance Committee and the Compensation & Corporate Governance Committees may seek legal, accounting, or other expert advice from sources independent from management and the sources of professional expertise routinely relied upon by management.

Meeting Procedures

18) Selection of Agenda Items for Board Meetings

      The Chief Executive Officer, in consultation with the Chairman, will establish the agenda for each Board meeting. Each Board member is free to suggest the inclusion of item(s) on the agenda.

19) Board Materials Distributed in Advance

      Information and data that is important to the Board’s understanding of the business will be distributed in writing to the Board well before it meets. Management will make every attempt to see that this material is as informative and concise as possible.

20) Board Presentations

      As a general rule, presentations on specific subjects should be sent to the Board members in advance so that Board meeting time may be conserved and discussion time focused on questions and concerns that the Board has about those subjects.

Committee Matters

21) Number, Structure and Independence of Committees

      From time to time, the Board may want to form a new Committee, reconstitute a Committee, or disband a current Committee, depending upon the circumstances. The current committees are Audit & Finance, Compensation & Corporate Governance, Ethics & Self-Governance, and Employee Development. The Audit & Finance Committee and the Compensation & Corporate Governance Committee shall consist exclusively of independent directors. All other Committees shall consist entirely of non-employee directors. Each Committee shall have a written charter of responsibilities and authorities.

22) Assignment and Rotation of Committee Members

      The Compensation & Corporate Governance Committee is responsible, after consultation with the Chairman of the Board and with consideration of the desires of individual Board members, for the assignment of Board members to various Committees. The Board believes that Committee assignments, taken as a whole, should be distributed relatively equally among Board members.

      Consideration may be given to rotating Committee members periodically, but the Board does not believe that such a rotation should be mandated, since there may be reasons at a given point in time to maintain an individual director’s Committee membership for a longer period.

23) Frequency and Length of Committee Meetings

      Each Committee chairman, in consultation with Committee members, will determine the frequency and length of the meetings of that Committee.

24) Committee Agenda

      The chairman of each Committee, in consultation with the members of the Committee and management, will develop that Committee’s agenda.

25) Participation in Committee Meetings

      In an effort to promote full insight and understanding in Committee matters — particularly audit, finance, compensation, and governance matters — all Committee meetings shall be open to all non-employee directors of the Board.

26) Committee Reports

      The chairman of each Committee shall report on the meetings and activities of that Committee at the subsequent quarterly Board meeting. Minutes of all Committee meetings shall be provided to all members of the Board.

Leadership Development

27) Formal Evaluation of the Chairman and the Chief Executive Officer

      The Compensation & Corporate Governance Committee will evaluate the performance of the Chief Executive Officer on an annual basis. The full Board will also evaluate the performance of the Chairman (if the Chairman is an employee of the Company) on an annual basis. These evaluations should be based on objective criteria including performance of the business, accomplishment of long-term strategic objectives, development of management, etc. The evaluations will be used by the Compensation & Corporate Governance Committee and the Board in the course of their deliberations when considering the compensation of the Chief Executive Officer and Chairman (if an employee).

28) Management Performance and Succession Planning

      Each year, the Chief Executive Officer shall prepare and present to the Board a report on the performance of the Company’s senior executives, including plans for their professional development, and on succession planning. There should also be available, on a continuing basis, the Chairman’s and the Chief Executive Officer’s recommendation as a successor should he or she be unexpectedly disabled. The Board will give ongoing consideration to succession planning.

Executive Compensation

29) Executive Compensation Philosophy

      The compensation of the Company’s senior executives should be closely aligned with the goals of optimizing long-term financial returns and sustainable shareholder value.

      Under the terms of the Veridian Stock Incentive Plan, stock options will be issued with an exercise price reflecting the stock’s current market value.

Corporate Self-Governance

30) Self-Governance Philosophy and Implementation

      Both as a publicly traded company and as a leading contractor to the United States government, Veridian believes strongly in corporate self-governance: the idea that corporations should pro-actively promote ethical and legally compliant conduct by its officers and employees, and engage actively in self-regulation and self-assessment. Veridian maintains a robust self-governance policy and program founded on the Veridian Code of Ethics & Standards of Business Conduct governing all directors and employees, and is one of the oldest members of the Defense Industry Initiative, the leading self-governance organization in the industry. The Ethics & Self-Governance Committee has primary responsibility for liaison with management in this area.

Appendix B

VERIDIAN CORPORATION

AUDIT & FINANCE COMMITTEE CHARTER

      The Audit & Finance Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Veridian Corporation (the “Company”) (A) to monitor (i) the integrity of the financial statements of the Company, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of the Company’s internal audit function and independent auditors, and (B) to prepare the report required by rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

      The Committee will be composed of not less than three (3) members of the Board. The Committee will be appointed by the Board with one member of the Committee being designated to serve as its Chairman. Each member of the Committee must meet the independence requirements of the New York Stock Exchange (the “NYSE”) and Section 301 of the Sarbanes-Oxley Act (the “Act”), and also meet the financial literacy requirements of the NYSE. Each Committee member’s director compensation must be his sole remuneration from the Company; however, Committee members may receive additional or greater director compensation fees to compensate them for the significant time and effort needed to fulfill the duties associated with being Committee members. The Chairman of the Committee must have accounting or related financial management expertise, in accordance with the NYSE requirements, and must qualify as an “audit committee financial expert,” as defined by the rules and regulations promulgated under required by Section 407 of the Act.

      The Committee has the authority, acting alone, to retain special legal, accounting or other consultants to advise the Committee in the performance of its duties. The Committee may request that officers or employees of the Company, or the Company’s outside counsel or independent auditor, attend meetings or parts of meetings of the Committee or that such persons meet with any member of, or consultant to, the Committee. The Committee may also meet with the Company’s investment bankers and financial advisors.

      The Committee will keep minutes of all of its meetings and will make regular reports to the Board.

      The Committee, in accordance with its duties and responsibilities, will:

1. Review and reassess the adequacy of this Audit & Finance Committee Charter annually and recommend any proposed changes to the Board for approval.

2. Conduct an annual performance review of itself.

3. Conduct an annual review of (i) major issues regarding accounting principles and financial statement presentations, (ii) major issues as to the adequacy of internal controls, analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, (iii) the effect of regulatory and accounting initiatives, pro-forma figures, and off-balance sheet structures on the financial statements of the Company, and (iv) earnings press-releases and any financial information or earnings guidance provided to analysts or rating agencies.

4. Establish procedures for receiving and treating complaints received by the Company relating to accounting, internal accounting controls, or auditing matters. The Committee will also establish a process for employees to submit, in a confidential, anonymous manner, their concerns regarding questionable accounting or auditing practices.

5. Meet separately, periodically, with (i) management, (ii) the individual responsible for the internal audit function, and (iii) the independent auditors.

6. Monitor the Company’s critical accounting policies.

7. Meet periodically with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

8. Review any significant changes to the Company’s auditing and accounting principles and practices, as suggested by (i) the independent auditor, (ii) the individual responsible for the internal audit function, (iii) the senior internal accounting executive, or (iv) management.

9. Review and discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including (i) the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” (ii) any major issues regarding accounting and auditing principles and practices, and (iii) the adequacy of internal controls that could significantly affect the Company’s financial statements.

10. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including an analysis of the effect of any alternatives among GAAP methods on the Company’s financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.

11. Retain and/or terminate the Company’s firm of independent auditors, which firm shall be directly accountable and report to the Committee.

12. Approve all audit and non-audit services of the independent auditor and all fees to be paid to the independent auditor for such services.

13. Review the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditor.

14. In connection with an audit, review a report from the independent auditors which addresses critical accounting policies and practices to be used, alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, and other material written communications between the independent auditors and management.

15. Receive periodic reports from the independent auditor regarding the auditor’s independence consistent with Independence Standards Board Standard 1, discuss such reports with the auditor, and if so determined by the Committee, take appropriate action to oversee the independence of the auditor.

16. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

17. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

18. Review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies.

19. Evaluate, on an annual basis together with the Board, the performance of the independent auditor and whether it is appropriate to adopt a policy of rotating independent auditors on a regular basis. If the Committee determines that it is necessary or desirable to replace the independent auditor, then the Committee shall replace the independent auditor.

20. Discuss with the national office of the independent auditor issues on which it was consulted by the Company’s audit team and matters of audit quality and consistency.

21. Establish clear policy guidelines for the Company’s hiring of employees of the independent auditor who were engaged on the Company’s account.

22. Review and evaluate the performance of the senior internal accounting executive and the individual responsible for the internal audit function.

23. Review significant reports to management prepared by the internal senior accounting executive, and management’s responses.

24. At least annually, review with the independent auditor any problems or difficulties the auditor may have encountered in the course of audit work, and any management letter provided by the auditor to the Company and the Company’s response to that letter. This review should include:

(a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreements with management.

(b) Any changes required in the planned scope of the audit.

(c) Internal accounting and control responsibilities, budget and staffing.

(d) All relationships between the independent auditor and the Company.

25. At least annually, review with the independent auditor a report from the independent auditor describing its internal quality-control procedures, any material issues raised by the most recent internal quality-control review of the firm, or by any governmental investigation within the preceding five years regarding a previous audit conducted by the independent auditors, and all relationships between the independent auditor and the Company.

26. Prepare the Committee report required by SEC rules to be included in the Company’s annual proxy statement.

27. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s internal policies, including the Company’s Code of Ethics & Standards of Business Conduct.

28. Review with the Company’s General Counsel those litigation and other legal matters that may have a material impact on the financial statements, the Company’s compliance policies, and any material reports or inquiries received from regulators or governmental agencies.

29. Review and approve management’s retention of investment bankers for mergers and acquisitions, security offerings, or other strategic transactions.

      While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Committee to conduct investigations or to assure compliance with laws and regulations and the Company’s internal policies, including the Company’s Code of Ethics & Standards of Business Conduct.

Appendix C

VERIDIAN CORPORATION

COMPENSATION & CORPORATE GOVERNANCE COMMITTEE CHARTER

      The Compensation & Corporate Governance Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Veridian Corporation (the “Company”) to (A) (i) discharge the Board’s responsibilities relating to compensation of the Company’s executives, (ii) review and make recommendations to the Board concerning executive officer appointments and performance, (iii) monitor the Company’s equity-based compensation plans and programs and make appropriate recommendations to the Board, and (iv) approve an annual report on executive compensation for inclusion in the Company’s proxy statement, and (B) (i) identify individuals qualified to become Board members, and to select, or to recommend that the Board select, the director nominees for the next annual meeting of shareholders, (ii) review and recommend to the Board the compensation of the independent directors of the Company, and (iii) develop and recommend to the Board a set of corporate governance principles applicable to the Company.

      The Committee will be composed of not less than three (3) members of the Board. The Committee will be appointed by the Board with one member of the Committee being designated to serve as its Chairman. Each member of the Committee must meet the independence requirements of the New York Stock Exchange (the “NYSE”), be a non-employee director within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and shall also be an outside director within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), or shall otherwise meet the requirements of successor provisions of such rule and such section.

      The Committee has the authority, acting alone, to retain special legal, accounting, human resources, or other consultants to advise the Committee in the performance of its duties. If a compensation consultant is hired to assist in the evaluation of a director or senior executive officer, then the Committee shall have the sole authority to retain and terminate such consultant, as well as the sole authority to approve the consultant’s fees. If a search firm is hired to assist in the identification of director candidates, then the Committee shall have the sole authority to retain and terminate such search firm, as well as the sole authority to approve the search firm’s fees. The Committee may request that any officer or employee of the Company or the Company’s outside counsel or independent auditor attend a meeting of the Committee or meet with any member of, or consultant to, the Committee. The Committee shall have the authority to delegate responsibility for the day-to-day administration of executive compensation payable to the officers of the Company. The Committee does not have the power or authority to authorize the issuance of capital stock, except as specifically authorized in the Certificate of Incorporation or the Bylaws of the Company or by a resolution of the Board, or except pursuant to an approved stock incentive plan under terms and conditions consistent with such plan.

      The Committee will keep minutes of all of its meetings and will make regular reports to the Board.

      The Committee, in accordance with its duties and responsibilities, will:

1. Review and reassess the adequacy of this Compensation & Corporate Governance Committee Charter annually and recommend any proposed changes to the Board for approval.

2. Conduct an annual performance evaluation of itself.

3. Review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those goals and objectives, and set the CEO’s compensation level based upon such evaluation.

4. Review the performance and remuneration of the Company’s other executive officers.

5. Determine executive officer performance targets and performance criteria and ratings for the Company and for individual performance.

C-1

6. Determine the aggregate amount of bonuses and other incentives to be paid under each of the Company’s incentive compensation programs.

7. Consider, approve and administer the employment, retention and severance arrangements and change in control provisions, if any, for the CEO and the other executive officers, as, when, and if appropriate.

8. Review succession plans for key executive positions.

9. Administer and interpret the provisions of the Company’s stock incentive and other compensation plans and, in its discretion, take other actions assigned to the Committee.

10. Consider proposals and make recommendations to the Board for creating and amending incentive-compensation plans and equity-based plans for executives and key employees.

11. Determine the Company’s policy with respect to the application of Section 162(m) of the Code, and when compensation may be paid by the Company that is not deductible for U.S. federal income tax purposes.

12. Oversee stock option grants and other equity-based incentive awards to the Company’s executive officers and other managerial personnel, on such terms as it may establish, after reviewing the recommendations of management and such independent outside consultants as may be engaged for such purpose, and repricing or otherwise revising the terms of such grants, as, when and if appropriate and permitted by the Company’s plans.

13. Prepare the compensation committee report and review the compensation disclosures required to be included in the Company’s annual proxy statement under the rules of the Securities and Exchange Commission.

14. Receive and review an annual report from the CEO of his or her performance assessment and compensation review decisions for executive officers.

15. Consistent with the Board’s criteria for the selection of new directors, identify, evaluate, and nominate candidates to serve on the Company’s Board. Consistent with the various Board committees’ standards for service of committee members, identify, evaluate and nominate candidates to serve on the committees of the Board.

16. Develop and recommend to the Board to adopt a set of corporate governance principles applicable to the Company.

17. Oversee evaluations of the entire Board (including its committees and individual members) and management.

      In determining the long-term incentive component of the CEO and other senior executive compensation, the Committee will consider the Company’s performance and relative shareholder return, incentives to enhance long-term shareholder value, the compensation of such executive at comparable companies, and executive compensation in prior years. In addition, the Committee may consider such other factors as the Committee determines in its reasonable discretion to be appropriate under the circumstances, including maintaining competitiveness, retention of executive and key employees, implementing capital improvements, expanding markets, pursuing growth opportunities, and achieving other business and operating objectives, both long-term and short-term.

      While the Committee has the responsibilities and powers set forth in this Compensation & Corporate Governance Committee Charter, it is not the duty of the Committee to design or implement compensation plans and programs. This is the responsibility of management. Nor is it the duty of the Committee to conduct investigations or to assure compliance with laws and regulations and the Company’s internal policies, including the Company’s Code of Ethics & Standards of Business Conduct.

C-2

Appendix D

VERIDIAN CORPORATION

2003 STOCK INCENTIVE PLAN

June 11, 2003

VERIDIAN CORPORATION

2003 STOCK INCENTIVE PLAN

Table of Contents

Article I Introduction		D-3
1.1	Purpose	D-3
1.2	Shares Subject to the Plan	D-3
1.3	Administration of the Plan	D-3
1.4	Amendment and Discontinuance of the Plan	D-3
1.5	Granting of Awards to Participants	D-3
1.6	Amendment and Term of Plan	D-3
1.7	Leave of Absence	D-4
1.8	Definitions	D-4
Article II Nonqualified Stock Options		D-6
2.1	Eligible Persons	D-6
2.2	Calculation of Exercise Price	D-6
2.3	Terms and Conditions of Options	D-6
2.4	Amendment	D-8
2.5	No Acceleration of Vesting	D-9
2.6	Other Provisions	D-9
Article III Purchased Stock		D-9
3.1	Eligible Persons	D-9
3.2	Purchase Price	D-9
3.3	Payment of Purchase Price	D-9
3.4	Terms of Note	D-9
3.5	Distributions on Pledged Shares	D-9
Article IV Non-Employee Director Stock Options		D-10
4.1	Eligible Directors	D-10
4.2	Grant of Options to Non-Employee Directors	D-10
4.3	Calculation of Exercise Price	D-10
4.4	Terms and Conditions of Options	D-10
4.5	No Acceleration of Vesting	D-11
4.6	Other Provisions	D-12
Article V Restricted Stock, Phantom Stock and Performance Units		D-12
5.1	Eligible Persons	D-12
5.2	Terms and Conditions of Awards	D-12
5.3	Amendment	D-13
5.4	No Acceleration of Vesting	D-13
5.5	Other Provisions	D-13

Article VI Bonus Stock		D-14
Article VII Other Stock-Based Awards		D-14
Article VIII Withholding For Taxes		D-14
Article IX Miscellaneous		D-14
9.1	No Rights to Awards	D-14
9.2	No Right to Employment	D-14
9.3	Governing Law	D-14
9.4	Severability	D-15
9.5	Other Laws	D-15
9.6	Outstanding Awards	D-15
9.7	Substitute Awards	D-15
9.8	Shareholder Agreements	D-15

VERIDIAN CORPORATION

2003 STOCK INCENTIVE PLAN
(as amended and restated)

ARTICLE I

INTRODUCTION

      1.1 Purpose. The Veridian Corporation 2003 Stock Incentive Plan (the “Plan”) is intended to promote the interests of Veridian Corporation (the “Company”) and its stockholders by encouraging Employees and Consultants of the Company or its Affiliates (as defined below) and Non-Employee Directors (as defined below) to acquire or increase their equity interests in the Company, thereby giving them an added incentive to work toward the continued growth and success of the Company. The Board of Directors of the Company (the “Board”) also contemplates that through the Plan, the Company and its Affiliates will be better able to compete for the services of the individuals needed for the continued growth and success of the Company.

      1.2 Shares Subject to the Plan. The aggregate number of shares of Common Stock, $.0001 par value per share, of the Company (“Common Stock”) that may be issued under the Plan shall not exceed 7,788,000 shares; provided, however, that in the event that at any time after the 2003 Effective Date the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the aggregate number and class of securities available under the Plan shall be ratably adjusted by the Committee (as defined below), whose determination shall be final and binding upon the Company and all other interested persons. In the event the number of shares to be delivered upon the exercise or payment of any Award (as defined below) granted under the Plan is reduced for any reason whatsoever or in the event any Award granted under the Plan can no longer under any circumstances be exercised or paid, the number of shares no longer subject to such Award shall thereupon be released from such Award and shall thereafter be available under the Plan for the grant of additional Awards. Shares issued pursuant to the Plan (i) may be treasury shares, authorized but unissued shares or, if applicable, shares acquired in the open market and (ii) shall be fully paid and nonassessable.

      1.3 Administration of the Plan. The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Awards under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award under the Plan in the manner and to the extent that the Committee deems desirable to effectuate the Plan. Any action taken or determination made by the Committee pursuant to this and the other paragraphs of the Plan shall be conclusive on all parties. The act or determination of a majority of the Committee shall be deemed to be the act or determination of the Committee.

      1.4 Amendment and Discontinuance of the Plan. The Board may amend, suspend or terminate the Plan; provided, however, no amendment, suspension or termination of the Plan may without the consent of the holder of an Option, Purchased Stock, Restricted Stock, Phantom Stock, Performance Unit, Bonus Stock or Other Stock-Based Award, terminate such Award or adversely affect such person’s rights with respect to such Award in any material respect.

      1.5 Granting of Awards to Participants. The Committee shall have the authority to grant, prior to the expiration date of the Plan, Awards to such Employees, Consultants and Non-Employee Directors as may be selected by it on the terms and conditions hereinafter set forth in the Plan. In selecting the persons to receive Awards, including the type and size of the Award, the Committee may consider any factors that it may consider relevant.

      1.6 Amendment and Term of Plan. The Plan was originally known as the Calspan SRL Corporation 1995 Stock Incentive Plan. The Veda International, Inc. Stock Option Plan (the “Veda Plan”) was merged into the Plan in 1998. In 2000, the Plan was amended and restated as the 2000 Stock Incentive Plan. This amendment and restatement of the Plan shall be effective upon the date of its approval by the shareholders of the Company (the “2003 Effective Date”). The provisions of the Plan are applicable to all Awards (as hereinafter defined) granted after the 2003 Effective Date. Except with respect to Awards then outstanding, if not sooner terminated under the provisions of Section 1.4, the Plan shall terminate upon, and no further Awards shall be made, after the tenth anniversary of the 2003 Effective Date.

      1.7 Leave of Absence. If a person is on military, sick leave or other bona fide leave of absence, such person shall be considered an “Employee” for purposes of an outstanding Award during the period of such leave provided it does not exceed 90 days, or, if longer, so long as the person’s right to reemployment is guaranteed either by statute or by contract. If the period of leave exceeds 90 days, the employment relationship shall be deemed to have terminated on the 91st day of such leave, unless the person’s right to reemployment is guaranteed by statute or contract.

      1.8 Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

      “1933 Act” means the Securities Act of 1933, as amended.

      “1934 Act” means the Securities Exchange Act of 1934, as amended.

      “Affiliate” means (i) any entity in which the Company, directly or indirectly, owns 10% or more of the combined voting power, as determined by the Committee, (ii) any “parent corporation” of the Company (as defined in section 424(e) of the Code) and (iii) any “subsidiary corporation” of any such parent corporation (as defined in section 424(f) of the Code) thereof.

      “Awards” means, collectively, Options, Purchased Stock, Restricted Stock, Phantom Stock, Performance Units, Bonus Stock or Other Stock-Based Awards.

      “Bonus Stock” is defined in Article VI.

      “Cause” means (i) the willful commission by a Participant of a criminal or other act that causes or is likely to cause substantial economic damage to the Company or an Affiliate or substantial injury to the business reputation of the Company or Affiliate; (ii) the commission by a Participant of an act of fraud in the performance of such Participant’s duties on behalf of the Company or an Affiliate; or (iii) the continuing willful failure of a Participant to perform the duties of such Participant to the Company or an Affiliate (other than such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the Participant by the Committee. For purposes of the Plan, no act, or failure to act, on the Participant’s part shall be considered “willful” unless done or omitted to be done by the Participant not in good faith and without reasonable belief that the Participant’s action or omission was in the best interest of the Company or an Affiliate, as the case may be.

      “Change of Control” shall be deemed to have occurred upon, and means

      (i) the acquisition by any individual, entity or group (within the meaning of sections 13(d)(3) or 14(d)(2) of the 1934 Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty-five percent (25%) or more of either (A) the Outstanding Company Common Stock or (B) the combined voting power of the Outstanding Company Voting Securities; provided, however, that the following acquisitions shall not constitute a Change of Control: (I) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (II) any acquisition by the Company, (III) any acquisition by any employee benefit plan(s) (or related trust(s)) sponsored or maintained by the Company or any corporation controlled by the Company or (IV) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, immediately following such reorganization, merger or consolidation, the conditions described in subclauses (A), (B) and (C) of clause (ii) are satisfied; or

      (ii) the approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, unless immediately following such reorganization, merger or consolidation (A) more than sixty (60%) of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company, any employee benefit plan(s) (or related trust(s)) of the Company and/or its Affiliates or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, twenty-five percent (25%) or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, twenty-five percent (25%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation.

      “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.

      “Committee” means the committee appointed by the Board to administer the Plan or, if none, the Board.

      “Consultant” means any individual, other than a Director or an Employee, who renders consulting or advisory services to the Company or an Affiliate, including, for example, an advisory director.

      “Disability” means a Participant is suffering from a mental or physical disability, which, in the opinion of the Committee, prevents the Participant from performing his regular duties and is expected to be of long continued duration or to result in death.

      “Employee” means any employee of the Company or an Affiliate.

      “employment” includes any period in which the Participant is a paid Consultant to the Company or an Affiliate.

      “FMV Per Share” of the Common Stock as of any particular date shall be determined by any fair and reasonable means determined by the Committee, which may include, if the Common Stock is listed for trading on a national stock exchange, the closing sales price quoted on such exchange as published in The Wall Street Journal (or other reporting service approved by the Committee) reports for the date of the grant, or if no trade of the Common Stock shall have been reported for such date, the closing sales price quoted on such exchange which is published in The Wall Street Journal (or other reporting service approved by the Committee) reports for the next day prior thereto on which a trade of the Common Stock was so reported, or if the shares are not so listed or admitted to trading, the closing sales price as reported by the Nasdaq Stock Market, or through a similar organization if Nasdaq is no longer reporting such information, on such grant date. If shares of the Common Stock are not listed or admitted to trading on any exchange or the Nasdaq Stock Market or any similar organization, the FMV Per Share shall be determined by the Committee in good faith using any fair and reasonable means selected in its discretion.

      “Incumbent Board” means the individuals who, as of any date of determination, constitute the Board; provided, however, that any individual becoming a director subsequent to such date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either (1) an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act), or an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board or (2) a plan or agreement to replace a majority of the members of the Board then comprising the Incumbent Board.

      “Non-Employee Director” means persons who are members of the Board but who are neither Employees nor Consultants of the Company or any Affiliate.

      “Note” is defined in Section 3.3

      “Option” means an option to acquire Common Stock granted pursuant to the provisions of the Plan.

      “Option Expiration Date” means ten years after the date of grant of an Option.

      “Other Stock-Based Award” means an award granted pursuant to Article V of the Plan that is not otherwise specifically provided for, the value of which is based in whole or in part upon the value of a share of Common Stock.

      “Outstanding Company Common Stock” means, as of any date of determination, the then outstanding shares of Common Stock of the Company.

      “Outstanding Company Voting Securities” means, as of any date of determination, the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors.

      “Participant” means any Non-Employee Director, Employee or Consultant granted an Award under the Plan.

      “Performance Unit” means an Award of a unit granted pursuant to Article V of the Plan with a value of $100, which, if earned, shall be payable in shares of Common Stock, cash or any combination thereof as determined by the Committee.

      “Purchased Stock” means an Award of Common Stock granted pursuant to Article III of the Plan.

      “Phantom Shares” means an Award of the right to receive Shares issued at the end of a Restricted Period which is granted pursuant to Article V of the Plan.

      “Reload Option” is defined in Section 2.3(g).

      “Restricted Period” shall mean the period established by the Committee with respect to an Award during which the Award either remains subject to forfeiture or is not exercisable by the Participant.

      “Restricted Stock” shall mean any share of Common Stock, prior to the lapse of restrictions thereon, granted under Article V of the Plan.

      “Retirement” means the termination of a Participant’s employment with the Company or an Affiliate (i) on or after reaching age 65 or (ii) on or after reaching age 55 and prior to age 65 for reasons other than death, Disability or for Cause and with the consent of the Board.

ARTICLE II

NONQUALIFIED STOCK OPTIONS

      2.1 Eligible Persons. All Employees, including officers (whether or not they are directors) and Consultants of the Company or its Affiliates shall be eligible to receive Options under this Article II.

      2.2 Calculation of Exercise Price. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each Option granted under this Article II shall not be less than the FMV Per Share on the date of grant of such Option. The exercise price for each Option granted under Article II shall be subject to adjustment as provided in Section 2.3(e).

      2.3 Terms and Conditions of Options. Options shall be in such form as the Committee may from time to time approve, shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with this Article II, as the Committee shall deem desirable:

      (a) Option Period and Conditions and Limitations on Exercise. No Option shall be exercisable later than the Option Expiration Date. To the extent not prohibited by other provisions of the Plan, each Option shall be exercisable at such time or times as the Committee in its discretion may determine at the time such Option is granted.

      (b) Termination of Employment and Death. For purposes of this Article II, a Participant’s employment shall be deemed to have terminated at the close of business on the day on which he is no longer for any reason whatsoever (including his death) employed by the Company or an Affiliate. Unless the Option agreement specifically provides otherwise, if a Participant’s employment is terminated for any reason whatsoever (including his death),

(i) each vested Option granted to him (determined as of his termination of employment date) shall wholly and completely terminate as follows:

(A) At the time the Participant’s employment is terminated, if termination occurs within the six-month period following the date of grant; or

(B) At the time the Participant’s employment is terminated, if his employment is terminated because he is discharged for Cause (as defined below); or

(C) At the expiration of a period of one year after the Participant’s death (but in no event later than the Option Expiration Date), if the Participant’s employment is terminated after the six-month period following the date of grant by reason of his death. To the extent exercisable at death, an Option may be exercised by the Participant’s estate or by the person or persons who acquire the right to exercise his Option by bequest or inheritance with respect to any or all of the shares remaining subject to his Option at the time of his death; or

(D) At the expiration of a period of three years after the Participant’s employment is terminated, if the Participant’s employment is terminated after the six-month period following the date of grant because of Retirement or Disability (as such terms are defined below) (but in no event later than the Option Expiration Date); or

(E) At the expiration of a period of three months after the Participant’s employment is terminated (but in no event later than the Option Expiration Date), if the Participant’s employment is terminated after the six-month period following the date of grant for any reason other than his death, Retirement, Disability or for Cause; or

(F) Notwithstanding the above, with respect to all Options outstanding at the date of a Change of Control, if the Participant’s employment is terminated on or within the one-year period following such Change of Control other than for Cause, at the expiration of the first anniversary of the Participant’s date of termination, unless subparagraph (C), (D) or (E) provides a longer period for the exercise of such Options (but in no event later than the Option Expiration Date); and

(ii) all nonvested Options granted to him (determined as of his termination of employment date) shall immediately terminate on such date of termination of employment.

      (c) Manner of Exercise. In order to exercise an Option, the person or persons entitled to exercise it shall deliver to the Company payment in full for the shares being purchased, together with any required withholding taxes. The payment of the exercise price for each Option shall either be (i) in cash or by check payable and acceptable to the Company, (ii) with the consent of the Committee, by tendering to the Company shares of Common Stock owned by the person for more than six months having an aggregate FMV Per Share as of the date of exercise and tender that is not greater than the full exercise price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the exercise price as provided in (i) above, or (iii) subject to such instructions as the Committee may specify, at the person’s written request the Company may deliver certificates for the shares of Common Stock for which the Option is being exercised to a broker for sale on behalf of the person, provided that the person has irrevocably instructed such broker to remit directly to the Company on the person’s behalf the full amount of the exercise price from the proceeds of such sale. In the event that the person elects to make payment as allowed under clause (ii) above, the Committee may, upon confirming that the optionee owns the number of additional shares being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Option less the number of shares being tendered upon the exercise and return to the person (or not require surrender of) the certificate for the shares being tendered upon the exercise. If the Committee so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares.

      (d) Options not Transferable. Except as provided below, no Option granted hereunder shall be transferable other than by (i) will or by the laws of descent and distribution or (ii) pursuant to a qualified domestic relations order and, during the lifetime of the Participant to whom any such Option is granted, it shall be exercisable only by the Participant. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Option granted hereunder, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the Option with respect to the shares involved in such attempt. To the extent provided by the Committee with respect to a specific Option, the Participant may transfer, for estate planning purposes, all or part of such Option to one or more immediate family members or related family trusts or partnerships or similar entities, on such terms and conditions as the Committee may impose.

      (e) Adjustment of Options. In the event that at any time after the 2003 Effective Date the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options granted, or portions thereof then unexercised, shall be exercisable, to the end that after such event the shares subject to the Plan and each Participant’s proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in exercise price per share. Any such adjustment made by the Committee shall be final and binding upon all Participants, the Company, and all other interested persons.

      (f) Listing and Registration of Shares. Each Option shall be subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration, or qualification of the shares subject to such Option under any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Committee.

      (g) Reload Options. An Option may, in the discretion of the Committee, include a reload stock Option right which shall entitle the Participant, upon (i) the exercise of such original Option prior to the Participant’s termination of employment and (ii) payment of the appropriate exercise price in shares of Common Stock that have been owned by such Participant for at least six months prior to the date of exercise, to receive a new Option (the “Reload Option”) to purchase, at the FMV Per Share on the date of the exercise of the original Option, the number of shares of Common Stock equal to the number of whole shares delivered by the Participant in payment of the exercise price of the original Option. Such Reload Option shall be subject to the same terms and conditions, including expiration date, and shall be exercisable at the same time or times as the original Option with respect to which it is granted.

      2.4 Amendment. The Committee may, with the consent of the person or persons entitled to exercise any outstanding Option, amend such Option. The Committee may at any time or from time to time, in its discretion, in the case of any Option which is not then immediately exercisable in full, accelerate the time or times at which such Option may be exercised to any earlier time or times. The Committee, in its absolute discretion, may grant to holders of outstanding Options, in exchange for the surrender and cancellation of such Options, new Options having exercise prices lower (or higher) than the exercise price provided in the Options so surrendered and canceled and containing such other terms and conditions as the Committee may deem appropriate.

      2.5 No Acceleration of Vesting. No Option granted hereunder shall vest upon a Change of Control or any other event unless specifically provided for to the contrary in the document or instrument evidencing an Option granted hereunder.

      2.6 Other Provisions.

      (a) The person or persons entitled to exercise, or who have exercised, an Option shall not be entitled to any rights as a stockholder of the Company with respect to any shares subject to such Option until he shall have become the holder of record of such shares.

      (b) No Option granted hereunder shall be construed as limiting any right which the Company or any Affiliate may have to terminate at any time, with or without cause, the employment of any person to whom such Option has been granted.

      (c) Notwithstanding any provision of the Plan or the terms of any Option, the Company shall not be required to issue any shares hereunder if such issuance would, in the judgment of the Committee, constitute a violation of any state or federal law or of the rules or regulations of any governmental regulatory body.

ARTICLE III

PURCHASED STOCK

      3.1 Eligible Persons. The Committee shall have the authority to sell shares of Common Stock to such key Employees of the Company or its Affiliates as may be selected by it, on such terms and conditions as it may establish, subject to the further provisions of this Article III. Each issuance of Common Stock under this Plan shall be evidenced by an agreement which shall be subject to applicable provisions of this Plan and to such other provisions not inconsistent with this Plan as the Committee may approve for the particular sale transaction.

      3.2 Purchase Price. The price per share for Common Stock purchased by a Participant under this Plan shall be not less than the FMV per share on the date the Participant executes and delivers a purchase agreement.

      3.3 Payment of Purchase Price. At the option of the Participant, payment of the purchase price of Purchased Stock under this Plan shall be made in full in cash or by delivery to the Company of a promissory note (“Note”) in principal amount equal to the purchase price of the shares covered by the agreement, less any partial cash payment made at the time of execution and delivery, or for the full purchase price if no such partial cash payment is made.

      3.4 Terms of Note. Each Note shall be executed and delivered by the Participant and the Participant’s spouse, if any; shall be due and payable not later than 10 years after the date of purchase; shall bear interest at the applicable Federal rate payable; shall be a full recourse obligation unless the Committee permits otherwise; shall be secured by a pledge of all shares of Purchased Stock purchased by the Participant with the Note; and shall have such other terms as the Committee may determine. In the discretion of the Committee pledged shares of Purchased Stock may be released from such pledge on such terms and conditions as it may specify.

      3.5 Distributions on Pledged Shares. The Participant shall agree to remit to the Company all distributions made on the pledged shares, to be applied first towards payment of interest on the Note accrued to the distribution date, and then towards reduction of principal of the Note. Any balance of any applied distribution remaining after prepayment of the Note in full shall be delivered to the Participant.

ARTICLE IV

NON-EMPLOYEE DIRECTOR STOCK OPTIONS

      4.1 Eligible Directors. Non-Employee Directors shall be eligible to receive Options under this Article IV.

      4.2 Grant of Options to Non-Employee Directors. The Committee shall have the authority to grant, prior to the expiration of the Plan, to those Non-Employee Directors as may be selected by it Options to purchase shares of Common Stock on the terms and conditions hereinafter set forth in this Article IV. In determining the number of shares to be subject to any such Option, the Committee may consider such facts as it may consider relevant.

      4.3 Calculation of Exercise Price. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each Option granted under this Article IV shall be equal to the FMV Per Share price on the date of the grant of such Option. The exercise price for each Option granted under Article IV shall be subject to adjustment as provided in Section 4.4(e).

      4.4 Terms and Conditions of Options. Options granted under this Article IV shall be subject to the following terms and conditions:

      (a) Option Period and Conditions and Limitations on Exercise. Each Option granted under this Article IV shall be exercisable at such time or times as the Committee in its discretion may determine at the time such Option is granted.

      (b) Termination of Directorship and Death. For purposes of Article IV, a Non-Employee Director’s directorship shall be deemed to have terminated at the close of business on the day on which he ceases to be a member of the Board for any reason whatsoever (including his death). If a Non-Employee Director’s directorship is terminated for any reason whatsoever (including his death), each Option granted to him under Article IV and all of his rights thereunder shall wholly and completely terminate:

(i) At the time the Non-Employee Director’s directorship is terminated if termination occurs within the six-month period following the date of grant; or

(ii) At the time the Non-Employee Director’s directorship is terminated if his directorship is terminated as a result of his removal from the Board for Cause; or

(iii) At the expiration of a period of one year after the Non-Employee Director’s death (but in no event later than the Option Expiration Date) if the Non-Employee Director’s directorship is terminated after the six-month period following the date of grant by reason of his death. To the extent exercisable at death, an Option granted under Article IV may be exercised by the Non-Employee Director’s estate or by the person or persons who acquire the right to exercise his Option by bequest or inheritance with respect to any or all of the shares remaining subject to his Option at the time of his death; or

(iv) At the expiration of a period of three years after the Non-Employee Director’s directorship is terminated if such person’s directorship is terminated after the six-month period following the date of grant as a result of such person’s resignation or removal from the Board because of Disability or in accordance with the provisions of the Company’s Bylaws regarding automatic termination of directors’ terms of office (but in no event later than the Option Expiration Date); or

(v) At the expiration of a period of three months after the Non-Employee Director’s directorship is terminated (but in no event later than the Option Expiration Date) if the Non-Employee Director’s directorship is terminated after the six-month period following the date of grant for any reason other than the reasons specified in Section 4.4(b)(ii), Section 4.4(b)(iii) and Section 4.4(b)(iv).

      (c) Manner of Exercise. In order to exercise an Option granted under Article IV, the person or persons entitled to exercise it shall deliver to the Company payment in full for the shares being purchased. The payment of the exercise price for each Option granted under Article IV shall either be in (i) in cash or by check payable and acceptable to the Company, or (ii) with the consent of the Committee, by tendering to the

Company shares of Common Stock owned by the person for more than six months having an aggregate FMV Per Share as of the date of exercise and tender that is not greater than the full exercise price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the exercise price as provided in (i) above. In the event that the person elects to make payment as allowed under clause (ii) above, the Company may, upon confirming that the person owns the number of additional shares being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Option less the number of shares being tendered upon the exercise and return to the person (or not require surrender of) the certificate for the shares being tendered upon the exercise. If the Company so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares.

      (d) Options Not Transferable. Except as provided below, no Option granted under Article IV shall be transferable otherwise than by will or by the laws of descent and distribution and, during the lifetime of the Non-Employee Director to whom any such Option is granted, it shall be exercisable only by such Non-Employee Director. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Option granted under Article IV, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective and shall give no right to the purported transferee. To the extent provided by the Committee with respect to a specific Option, the Non-Employee Director may transfer, for estate planning purposes, all or part of such Option to immediate family members or related family trusts or partnerships or similar entities, on such terms and conditions as the Committee may impose.

      (e) Adjustment of Shares. The shares with respect to which Options may be granted pursuant to Article IV are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased. If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise of an Option theretofore granted the optionee shall be entitled to purchase under such Option, in lieu of the number of class of shares of Common Stock as to which such Option shall then be exercisable, the number and class of shares of stock and securities to which the optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the optionee had been the holder of record of the number of shares of Common Stock as to which such Option is then exercisable. Any adjustment provided for in the preceding provisions of this Paragraph 4(e) shall be subject to any required stockholder action.

      (f) Listing and Registration of Shares. Each Option granted under Article IV shall be subject to the requirement that if at any time the Company determines, in its discretion, that the listing, registration, or qualification of the shares subject to such Option under any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Company.

      4.5 No Acceleration of Vesting. No Option granted hereunder shall vest upon a Change of Control or any other event unless specifically provided for to the contrary in the document or instrument evidencing an Option granted hereunder.

      4.6 Other Provisions.

      (a) The person or persons entitled to exercise, or who have exercised, an Option granted under Article IV shall not be entitled to any rights as a stockholder of the Company with respect to any shares subject to such Option until he shall have become the holder of record of such shares.

      (b) No Option granted under Article IV shall be construed as limiting any right which either the stockholders of the Company or the Board may have to remove at any time, with or without cause, any person to whom such Option has been granted from the Board.

      (c) Notwithstanding any provision of the Plan or the terms of any Option granted under Article IV, the Company shall not be required to issue any shares hereunder if such issuance would, in the judgment of the Committee, constitute a violation of any state or federal law or of the rule or regulations of any governmental regulatory body.

ARTICLE V

RESTRICTED STOCK, PHANTOM STOCK AND PERFORMANCE UNITS

      5.1 Eligible Persons. All Employees, including officers, directors, and Consultants of the Company or its Affiliates shall be eligible to receive awards of Restricted Stock, Phantom Stock and/or Performance Units (as hereinafter defined) under this Article V.

      5.2 Terms and Conditions of Awards. Awards granted under this Article V to a Participant shall be (i) with respect to Restricted Stock, shares of Common Stock, (ii) with respect to Phantom Stock, a phantom share of Common Stock, and (iii) with respect to a Performance Unit, a unit with a value of $100, which, if earned, shall be payable in shares of Common Stock, cash or any combination thereof as determined by the Committee. These Awards shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with Article V, as the Committee shall deem desirable:

      (a) Restricted Period and Vesting. Subject to Section 5.3 and Section 5.4, unless an Award Agreement specifically provides otherwise, no shares of Restricted Stock, Phantom Stock or Performance Units shall be subject to becoming vested; i.e., earned and nonforfeitable, earlier than the date which is six months from the date of grant nor later than the date which is ten years after the date of grant (the “Restricted Period”). To the extent not prohibited by other provisions of the Plan, each share of Restricted Stock and Phantom Stock and each Performance Unit shall become vested upon (i) the achievement of such performance goals (Company, Affiliate and/or individual) over such Restricted Period, or (ii) at the end of the Restricted Period without regard to the achievement of any performance goals, as the Committee, in its discretion, may determine on the grant of such Award.

      (b) Termination of Employment and Death. For purposes of this Article V, a Participant’s employment shall be deemed to have terminated at the close of business on the day on which he is no longer for any reason whatsoever (including his death) employed by the Company or an Affiliate. Unless the Award Agreement specifically provides otherwise, if an employment is terminated for any reason whatsoever (including his death), all of his rights with respect to each share of Restricted Stock, Phantom Stock and each Performance Unit granted to him shall wholly and completely terminate:

(i) At the time the Participant’s employment is terminated if termination is for any reason other than Retirement, Disability or death; or

(ii) If the Participant’s employment is terminated due to Retirement, Disability or death, at the time of such termination but only with respect to that portion of the Award which is equal to the fraction, the numerator of which is the number of full calendar months remaining in the Restricted Period and the denominator of which is the total number of calendar months in the Restricted Period; provided, however, the remaining, nonforfeited portion of the Award shall continue to be subject to the terms and conditions of the Restricted Period and at the end of such Restricted Period shall be forfeited and/or paid as unrestricted stock and/or cash, as the case may be, to the Participant depending on the achievement of the goals for such Restricted Period; provided, further however, the Committee may, in its sole discretion, deem the terms and conditions have been met at the date of such termination for all or part of such remaining, nonforfeited portion of the Award.

      (c) Performance Awards not Transferable. Except as provided below, no shares of Restricted Stock, Phantom Stock or Performance Units shall be transferable during a Restricted Period otherwise than by will or by the laws of descent and distribution. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any shares of Restricted Stock, Phantom Stock or Performance Units, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the shares of the Restricted Stock, Phantom Stock or Performance Units involved in such attempt. To the extent provided by the Committee with respect to a specific Award of Restricted Stock, Phantom Stock or Performance Units, the Participant may transfer, for estate planning purposes, all or part of such Award to one or more immediate family members or related family trusts or partnerships or similar entities, on such terms and conditions as the Committee may impose.

      5.3 Amendment. The Committee may, with the consent of the Participant awarded any outstanding Restricted Stock, Phantom Stock or Performance Units, amend the performance objectives and/or the Restricted Period for earning such Award.

      5.4 No Acceleration of Vesting. No Restricted Stock, Phantom Stock or Performance Units granted hereunder shall vest upon a Change of Control or any other event unless specifically provided for to the contrary in the document or instrument evidencing an Award granted hereunder.

      5.5 Other Provisions.

      (a) No grant of Restricted Stock, Phantom Stock or Performance Units shall be construed as limiting any right which the Company or any Affiliate may have to terminate at any time, with or without cause, the employment of any person to whom such Award has been granted.

      (b) Each certificate representing Restricted Stock awarded under the Plan shall be registered in the name of the Participant and, during the Restricted Period, shall be left in deposit with the Company and a stock power endorsed in blank. The grantee of Restricted Stock shall have all the rights of a stockholder with respect to such shares including the right to vote and the right to receive dividends or other distributions paid or made with respect to such shares. Any certificate or certificates representing shares of Restricted Stock shall bear a legend similar to the following:

The shares represented by this certificate have been issued pursuant to the terms of the Veridian Corporation 2003 Stock Incentive Plan (as amended and restated) and may not be sold, pledged, transferred, assigned or otherwise encumbered in any manner except as is set forth in the terms of such award dated , 200 .

      After the satisfaction of all of the terms and conditions set by the Committee with respect to an Award of (i) Restricted Stock, a certificate, without the legend set forth above, for the number of shares of Common Stock that are no longer subject to such restrictions, terms and conditions shall be delivered to the Employee, (ii) Phantom Stock, to the extent not paid in cash, a certificate for the number of shares of Common Stock equal to the number of Shares of Phantom Stock earned, and (iii) Performance Units, cash and/or a certificate for the number of shares of Common Stock equal in value to the number of Performance Units vested shall be delivered to the person. The remaining unearned shares of Restricted Stock issued with respect to such Award, if any, or unearned Phantom Stock or Performance Units, as the case may be, shall either be forfeited back to the Company or, if appropriate under the terms of the Award, shall continue to be subject to the restrictions, terms and conditions set by the Committee with respect to such Award.

ARTICLE VI

BONUS STOCK

      The Committee may, from time to time and subject to the provisions of the Plan, grant shares of Bonus Stock to Employees, including officers, directors and Consultants of the Company or its Affiliates. Bonus Stock shall be shares of Common Stock that are not subject to a Restricted Period under Article V.

ARTICLE VII

OTHER STOCK-BASED AWARDS

      The Committee is hereby authorized to grant to Employees, including officers, directors and Consultants of the Company or its Affiliates an “Other Stock-Based Award,” which shall consist of a right which (i) is not an Award described in any other Article and (ii) is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock (including, without limitation, securities convertible into shares of Common Stock) as are deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan, the Committee shall determine the terms and conditions of any such Other Stock-Based Award.

ARTICLE VIII

WITHHOLDING FOR TAXES

      Any issuance of Common Stock pursuant to the exercise of an Option or payment of any other Award under the Plan shall not be made until appropriate arrangements satisfactory to the Company have been made for the payment of any tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company with respect thereto. Such arrangements may, at the discretion of the Committee, include allowing the person to tender to the Company shares of Common Stock owned by the person, or to request the Company to withhold shares of Common Stock being acquired pursuant to the Award, whether through the exercise of an Option or as a distribution pursuant to the Award, which have an aggregate FMV Per Share as of the date of such withholding that is not greater than the sum of all tax amounts to be withheld with respect thereto, together with payment of any remaining portion of such tax amounts in cash or by check payable and acceptable to the Company.

      Notwithstanding the foregoing, if on the date of an event giving rise to a tax withholding obligation on the part of the Company the person is an officer or individual subject to Rule 16b-3, such person may direct that such tax withholding be effectuated by the Company withholding the necessary number of shares of Common Stock (at the tax rate required by the Code) from such Award payment or exercise.

ARTICLE IX

MISCELLANEOUS

      9.1 No Rights to Awards. No Participant or other Person shall have any claim to be granted any Award, there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards and the terms and conditions of Awards need not be the same with respect to each recipient.

      9.2 No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or any Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

      9.3 Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal law and the laws of the State of Delaware, without regard to any principles of conflicts of law.

      9.4 Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

      9.5 Other Laws. The Committee may refuse to issue or transfer any shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance of transfer or such shares or such other consideration might violate any applicable law.

      9.6 Outstanding Awards. All previously granted Awards under the Plan and the Veda Plan that are outstanding immediately prior to the 2003 Effective Date, which includes the merger of the Veda Plan into the Plan, shall thereafter be subject to the terms of the Plan as hereby amended and restated, except to the extent the terms hereof would (i) cause any such outstanding incentive stock Option to cease to qualify as such or (ii) materially adversely affect the Participant’s rights under such Award.

      9.7 Substitute Awards. Awards may be granted from time to time in substitution for similar awards held by employees of other corporations who become Employees of the Company or its Affiliates as the result of a merger or consolidation of such employee’s employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of such employee’s employing corporation, or the acquisition by the Company or any Affiliate of the stock of such employee’s employing corporation. The terms and conditions of substitute Awards granted may vary from the terms and conditions set forth in the Plan to the extent the Committee deems it appropriate.

      9.8 Shareholder Agreements. The Committee may condition the grant, exercise or payment of any Award upon such person entering into a stockholders’ agreement in such form as approved from time to time by the Board.

Directions to Annual Meeting On Wednesday, June 11, 2003 at 9:00 a.m. ET
Ritz Carlton Hotel — 1250 South Hayes Street, Arlington, VA 22202
Hotel: (703) 415-5000

● From New York/Philadelphia/Baltimore (I-95)/points north

Follow New Jersey Turnpike South toward Delaware Memorial bridge to I-95 South toward Baltimore. Go past Baltimore and follow I-95 south through Maryland and cross the Woodrow Wilson Bridge into Virginia. Take exit #1 (Route 1 North) toward Alexandria/National Airport/Crystal City. Follow Route 1 past National Airport and take exit marked 15th Street/Pentagon City. Turn left onto 15th Street and continue for three blocks and turn right onto South Hayes Street. The hotel will be on your left, next to Nordstrom, and valet parking will be provided to stockholders attending the meeting.

● From Rockville (I-270)/points north

Follow I-20 south through Maryland and take the exit market I-495 south (Northern Virginia). Cross the American Legion Bridge into Virginia and take exit #43, George Washington Memorial Parkway (old exit 14) South. Continue south on the GW Parkway and take the National/Reagan Airport exit. Go into the airport and then take Route 1 north exit, once on Route 1 north go 0.75 miles to the 15th Street exit. Make a left at the end of the exit ramp onto 15th Street. Go three blocks to South Hayes Street and make a right. The hotel will be on your left, next to Nordstrom, and valet parking will be provided to stockholders attending the meeting.

● From Fairfax/Vienna/Gainesville/Centreville (I-66)/points west

Follow I-66 east through Virginia and take exit #75 (Route 110 South). Continue south, past the Pentagon and take the exit marked Route 1 South (Crystal City). Stay to the right and take the first exit marked 15th Street/Pentagon City. Turn right onto 15th Street and continue three blocks, making a right onto South Hayes Street. The hotel will be on your left, next to Nordstrom, and valet parking will be provided to stockholders attending the meeting.

● From Annapolis (Route 50 east)

Take Route 50 West into D.C. and Rt. 50 will become New York Ave. Follow New York Ave. to 395 south exits. Cross over the 14th Street Bridge and move to the left lane and take Rt. 1 South/Pentagon City exit. From Route 1 take 15th Street exit and make a right, go three blocks to South Hayes Street and make a right. The hotel will be on your left, next to Nordstrom, and valet parking will be provided to stockholders attending the meeting.

VERIDIAN CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS ON JUNE 11, 2003

     The undersigned stockholder hereby appoints Jerald S. Howe, Jr. and Phyllis D.Seidler and each of them, his/her true and lawful agents and Proxies, with full power of substitution and resubstitution in each of them, to represent and vote at the Annual Meeting of Stockholders of Veridian Corporation (the “Company”) on Wednesday, June 11, 2003, at 9:00 a.m. eastern daylight savings time, at The Ritz-Carlton, Pentagon City, 1250 South Hayes Street, Arlington, Virginia 22202 or at any adjournment or adjournments thereof on all matters coming before said meeting, all shares of common stock of the Company which the undersigned stockholder may be entitled to vote. The Proxies are hereby instructed to vote as shown on the reverse side of this card. The undersigned stockholder hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement.

YOUR VOTE IS IMPORTANT

(Continued and to be marked, dated and signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

VERIDIAN CORPORATION

June 11, 2003

PROXY VOTING INSTRUCTIONS

VOTE BY INTERNET OR TELEPHONE OR MAIL 24 HOURS A DAY, 7 DAYS A WEEK. INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 4 P.M. EASTERN TIME THE BUSINESS DAY PRIOR TO THE ANNUAL MEETING. YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

MAIL - Mark, sign, date and mail your proxy card promptly in the enclosed envelope.	COMPANY NUMBER
- OR -
TELEPHONE - Call TOLL-FREE 1-800-776-9437 from any touch-tone telephone and follow the instructions. Have your control number and proxy card available when you call. There is NO CHARGE to you for this call.	ACCOUNT NUMBER
- OR -
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your control number and proxy card available when you access the web page.	CONTROL NUMBER

IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

ê Please detach and mail in the enclosed envelope IF you are not voting via telephone or the Internet. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

					FOR	AGAINST	ABSTAIN
1. Election of Directors			2.	Approval of amendment and restatement of the Company’s 2000 Stock Incentive Plan.	☐	☐	☐
	NOMINEES
☐ FOR ALL NOMINEES	O Dr. Sally K. Ride O Charles J. Simons	Class I Nominee Class II Nominee	3.	Ratification and approval of the appointment of KPMG LLP as	☐	☐	☐
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	O Dr. Joseph P. Allen, IV O Michael A. Bell O Dr. Joel S. Birnbaum	Class III Nominee Class III Nominee Class III Nominee		the Company’s independent public accountants for the fiscal year ending December 31, 2003.
☐ FOR ALL EXCEPT
(See instruction below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in accordance with the instructions given above. If no instructions are given, this proxy will be voted FOR those nominees and the proposals listed above. The Proxies cannot vote your shares unless you sign and return this proxy or vote by phone or Internet.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method	☐	Place “X” here if you plan to attend and vote your shares at the meeting.	☐

Signature of Stockholder__________________ Date:______ Signature of Stockholder __________________ Date: ______

Note:	This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.